                                                                    EXHIBIT 10.6


                                  $200,000,000

                         Variable Funding Note, Class A


                                   $25,000,000


                         Variable Funding Note, Class B

                        ---------------------------------

                      SECOND AMENDED AND RESTATED INDENTURE

                          Dated as of February 14, 2007



                       -----------------------------------

                                PAGE FUNDING LLC,
                                     Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                     Trustee

                                                    TABLE OF CONTENTS
                                                                                                           PAGE NO.

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................4

   SECTION 1.1          Definitions...............................................................................4
   SECTION 1.2          [Reserved]................................................................................4
   SECTION 1.3          Other Definitional Provisions.............................................................4

ARTICLE II THE NOTES..............................................................................................5

   SECTION 2.1          Form......................................................................................5
   SECTION 2.2          Execution, Authentication and Delivery....................................................5
   SECTION 2.3          [Reserved]................................................................................6
   SECTION 2.4          Registration; Registration of Transfer and Exchange.......................................6
   SECTION 2.5          Restrictions on Transfer and Exchange.....................................................7
   SECTION 2.6          Mutilated, Destroyed, Lost or Stolen Note.................................................9
   SECTION 2.7          Persons Deemed Owner.....................................................................10
   SECTION 2.8          Payment of Principal and Interest; Defaulted Interest....................................10
   SECTION 2.9          Cancellation.............................................................................11
   SECTION 2.10         Release of Trust Estate..................................................................11
   SECTION 2.11         Amount Limited; Advances.................................................................11

ARTICLE III COVENANTS............................................................................................12

   SECTION 3.1          Payment of Principal and Interest........................................................12
   SECTION 3.2          Maintenance of Office or Agency..........................................................13
   SECTION 3.3          Money for Payments to be Held in Trust...................................................13
   SECTION 3.4          Existence................................................................................14
   SECTION 3.5          Protection of Trust Estate...............................................................14
   SECTION 3.6          Opinions as to Trust Estate..............................................................15
   SECTION 3.7          Performance of Obligations; Servicing of Receivables.....................................16
   SECTION 3.8          Negative Covenants.......................................................................17
   SECTION 3.9          Annual Statement as to Compliance........................................................18
   SECTION 3.10         Issuer May Consolidate, Etc. Only with Consent...........................................18
   SECTION 3.11         Successor or Transferee..................................................................18
   SECTION 3.12         No Other Business........................................................................18
   SECTION 3.13         No Borrowing.............................................................................19
   SECTION 3.14         Servicer's Obligations...................................................................19
   SECTION 3.15         Guarantees, Loans, Advances and Other Liabilities........................................19
   SECTION 3.16         Capital Expenditures.....................................................................19
   SECTION 3.17         Compliance with Laws.....................................................................19
   SECTION 3.18         Restricted Payments......................................................................19
   SECTION 3.19         Notice of Events of Default and Funding Termination Events...............................19
   SECTION 3.20         Further Instruments and Acts.............................................................20
   SECTION 3.21         Amendments of Sale and Servicing Agreement...............................................20
   SECTION 3.22         Income Tax Characterization..............................................................20
   SECTION 3.23         Separate Existence of the Issuer.........................................................20
   SECTION 3.24         Amendment of Issuer's Organizational Documents...........................................20
   SECTION 3.25         Other Agreements.........................................................................20
   SECTION 3.26         Rule 144A Information....................................................................20
   SECTION 3.27         Change of Control........................................................................21

ARTICLE IV SATISFACTION AND DISCHARGE............................................................................21

   SECTION 4.1          Satisfaction and Discharge of Indenture..................................................21
   SECTION 4.2          Application of Trust Money...............................................................22
   SECTION 4.3          Repayment of Moneys Held by Note Paying Agent............................................22

                                                          -i-
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                                                    TABLE OF CONTENTS
                                                                                                           PAGE NO.

ARTICLE V REMEDIES...............................................................................................22

   SECTION 5.1          Events of Default........................................................................22
   SECTION 5.2          Rights Upon Event of Default.............................................................24
   SECTION 5.3          Collection of Indebtedness and Suits for Enforcement by Trustee..........................25
   SECTION 5.4          Remedies.................................................................................26
   SECTION 5.5          Optional Preservation of the Receivables.................................................27
   SECTION 5.6          Priorities...............................................................................28
   SECTION 5.7          Limitation of Suits......................................................................29
   SECTION 5.8          Unconditional Rights of the Noteholders To Receive Principal and Interest................31
   SECTION 5.9          Restoration of Rights and Remedies.......................................................31
   SECTION 5.10         Rights and Remedies Cumulative...........................................................31
   SECTION 5.11         Delay or Omission Not a Waiver...........................................................31
   SECTION 5.12         [Reserved]...............................................................................31
   SECTION 5.13         Waiver of Past Defaults..................................................................31
   SECTION 5.14         Undertaking for Costs....................................................................32
   SECTION 5.15         Waiver of Stay or Extension Laws.........................................................32
   SECTION 5.16         Sale of Trust Estate.....................................................................32

ARTICLE VI THE TRUSTEE...........................................................................................35

   SECTION 6.1          Duties of Trustee........................................................................35
   SECTION 6.2          Rights of Trustee........................................................................36
   SECTION 6.3          Individual Rights of Trustee.............................................................37
   SECTION 6.4          Trustee's Disclaimer.....................................................................37
   SECTION 6.5          Notice of Defaults.......................................................................37
   SECTION 6.6          Reports by Trustee to the Noteholders....................................................37
   SECTION 6.7          Compensation and Indemnity...............................................................37
   SECTION 6.8          Replacement of Trustee...................................................................38
   SECTION 6.9          Successor Trustee by Merger..............................................................38
   SECTION 6.10         Appointment of Co-Trustee or Separate Trustee............................................39
   SECTION 6.11         Eligibility: Disqualification............................................................40
   SECTION 6.12         [RESERVED]...............................................................................40
   SECTION 6.13         Appointment and Powers...................................................................40
   SECTION 6.14         Performance of Duties....................................................................40
   SECTION 6.15         Limitation on Liability..................................................................41
   SECTION 6.16         [Reserved]...............................................................................41
   SECTION 6.17         Successor Trustee........................................................................41
   SECTION 6.18         [Reserved]...............................................................................42
   SECTION 6.19         Representations and Warranties of the Trustee............................................42
   SECTION 6.20         Waiver of Setoffs........................................................................43
   SECTION 6.21         Control by the Controlling Note Purchaser and the Majority Noteholders of the Highest
   Priority Class       43

ARTICLE VII [RESERVED]...........................................................................................43

ARTICLE VIII COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE....................................................43

   SECTION 8.1          Collection of Money......................................................................43
   SECTION 8.2          Release of Trust Estate..................................................................43

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................44

   SECTION 9.1          Supplemental Indentures with Consent of the Controlling Note Purchaser and the Majority
                        Noteholders of the Highest Priority Class................................................44
   SECTION 9.2          Supplemental Indentures with Consent of Note Purchasers and Noteholders..................45
   SECTION 9.3          Execution of Supplemental Indentures.....................................................47
   SECTION 9.4          Effect of Supplemental Indenture.........................................................47

                                                          -ii-

ARTICLE X REPAYMENT AND PREPAYMENT OF NOTES......................................................................48

   SECTION 10.1         Repayment of the Notes; Optional Prepayment of the Notes.................................48
   SECTION 10.2         Notice of Prepayment.....................................................................48
   SECTION 10.3         General Procedures.......................................................................49

ARTICLE XI MISCELLANEOUS.........................................................................................49

   SECTION 11.1         Compliance Certificates and Opinions, etc................................................49
   SECTION 11.2         Form of Documents Delivered to Trustee...................................................50
   SECTION 11.3         Acts of Noteholders or Note Purchasers...................................................51
   SECTION 11.4         Notices, etc., to Trustee, Issuer, the Note Purchasers and Noteholders...................51
   SECTION 11.5         Waiver...................................................................................52
   SECTION 11.6         Alternate Payment and Notice Provisions..................................................53
   SECTION 11.7         Effect of Headings and Table of Contents.................................................53
   SECTION 11.8         Successors and Assigns...................................................................53
   SECTION 11.9         Benefits of Indenture....................................................................53
   SECTION 11.10        Severability.............................................................................53
   SECTION 11.11        Legal Holidays...........................................................................53
   SECTION 11.12        Governing Law............................................................................54
   SECTION 11.13        Counterparts.............................................................................54
   SECTION 11.14        Recording of Indenture...................................................................54
   SECTION 11.15        Issuer Obligation........................................................................54
   SECTION 11.16        No Petition..............................................................................54
   SECTION 11.17        Inspection...............................................................................54
   SECTION 11.18        Market Value.............................................................................55
   SECTION 11.19        Intercreditor Agreement to Control.......................................................55
   SECTION 11.20        Controlling Note Purchaser; Majority Noteholders of Highest Priority Class...............55
   SECTION 11.21        Separate Grants................................................Error! Bookmark not defined.
   SECTION 11.22        Entire Agreement.........................................................................56


Exhibits
--------

Exhibit A-1       Form of Class A Note
Exhibit A-2       Form of Class B Note
Exhibit B         Form of Transferor Representation Letter
Exhibit C         Form of Transferee Representation Letter (Qualified Institutional Buyers)
Exhibit D         Form of Transferee Representation Letter (Institutional Accredited Investors)
Exhibit E         Form of Collateral Release Letter


                                     -iii-
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

         SECOND AMENDED AND RESTATED INDENTURE dated as of February 14, 2007 ("Indenture"), by and between PAGE FUNDING LLC, a Delaware limited liability company (the "Issuer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other parties and for the benefit of the Note Purchasers and each Holder of the Issuer's Variable Funding Notes, Class A (the "Class A Notes") and each Holder of the Issuer's Variable Funding Notes, Class B (the "Class B Notes" and, together with the Class A Notes, the "Notes"):

         To secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, the other Secured Obligations and any and all other amounts due and payable to the Note Purchasers and the Noteholders under the Basic Documents, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders and the Note Purchasers.

         In addition, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Class B Notes, the Bear Secured Obligations and any and all other amounts due and payable to the Class B Note Purchasers and the Class B Noteholders under the Basic Documents, and to secure compliance with this Indenture, the Issuer has agreed to pledge the Pledged Subordinate Securities as collateral to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers.

         Furthermore, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Class B notes issued pursuant to the Bear Indenture and any and all other amounts due and payable to the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, and to secure compliance with the Bear Indenture, the Issuer has agreed to pledge the UBS Cross Collateral, on a subordinated basis and subject to the Intercreditor Agreement, as collateral to the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents.

         As security for the payment and performance by the Issuer of the Secured Obligations, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders and the Note Purchasers.

         In addition, as security for the payment and performance by the Issuer of the Secured Obligations owing to the Class B Noteholders and the Class B Note Purchasers and the Bear Secured Obligations, the Issuer has agreed to assign the Pledged Subordinate Securities as collateral to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers.

         Furthermore, as security for the payment and performance by the Issuer of the Bear Secured Obligations owing to the Class B noteholders and the Class B note purchasers under the Bear Basic Documents, and as consideration for the assignment by Page Three Funding LLC, on a subordinated basis and subject to the Bear Intercreditor Agreement, of the Bear Cross Collateral as collateral to the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers, the Issuer has agreed to assign, on a subordinated basis and subject to the Intercreditor Agreement, the UBS Cross Collateral as collateral to the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents.

                                GRANTING CLAUSES

         I. The Issuer hereby Grants to the Trustee on each Funding Date, as Trustee for the benefit of the Noteholders and the Note Purchasers, all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

         (a) the Receivables listed in the Schedule of Receivables and each Addition Notice;

         (b) all monies received under the Receivables after the related Cutoff Date and all Net Liquidation Proceeds received with respect to the Receivables on and after the related Cutoff Date;

         (c) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the related Contracts and any other interest of the Issuer in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the States listed in Annex B to the Sale and Servicing Agreement, other evidence of title issued by the applicable Department of Motor Vehicles or similar authority in such States, with respect to such Financed Vehicles;

         (d) any proceeds from claims on any Receivables Insurance Policies or certificates relating to the Financed Vehicles securing the Receivables or the Obligors thereunder;

         (e) all proceeds from recourse against Dealers or Consumer Lenders with respect to the Receivables and all other rights arising out of or with respect to the Receivables (but none of the obligations) of the Seller under any agreements with Dealers or Consumer Lenders;

         (f) refunds for the costs of extended service contracts with respect to Financed Vehicles securing Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers or Consumer Lenders for any of the foregoing;

         (g) the Receivable File related to each Receivable and all other documents that the Issuer keeps on file in accordance with its customary procedures relating to the Receivables, for Obligors of the Financed Vehicles;

         (h) all amounts and property from time to time held in or credited to the Collection Account, the Note Distribution Account, the Principal Funding Account and the Lockbox Accounts;

         (i) all property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable that has been acquired by or on behalf of the Seller, the Purchaser or the Issuer pursuant to a liquidation of such Receivable;

         (j) all of the rights and benefits (but none of the obligations of the Issuer) under the Sale and Servicing Agreement and all other Basic Documents, including a direct right to cause the Seller to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement under the circumstances specified therein;

         (k) each Note Purchase Agreement (to the extent of the Issuer's rights against, but not including any of its obligations to, the Seller);

         (l) the proceeds from any Servicer's errors and omissions policy or fidelity bond, to the extent that such proceeds relate to any Receivable, Financed Vehicle or other Collateral;

         (m) each TFC Assignment; and

         (n) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause I, the "COLLATERAL").

         The foregoing Grant is made in trust to the Trustee, for the benefit of the Noteholders and the Note Purchasers, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Notes, to secure the payment of all Secured Obligations and any and all other amounts due and payable to the Note Purchasers and the Noteholders under the Basic Documents, in each case whether now owed or hereafter arising, and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

         The Grant of Liens pursuant to the foregoing Granting Clause I shall be deemed to constitute two separate and distinct grants of Liens and because of, among other things, their differing rights in the Collateral, obligations to the Class A Note Purchasers and the Class A Noteholders, on the one hand, are fundamentally different from the obligations to the Class B Note Purchasers and the Class B Noteholders, on the other hand, and must be separately classified in any plan of reorganization proposed or adopted in an insolvency proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the Class A Note Purchaser and the Class A Noteholders, on the one hand, and the claims of the Class B Note Purchasers and the Class B Noteholders, on the other hand, in each case in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Class B Note Purchasers and the Class B Noteholders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Class B Note Purchasers and the Class B Noteholders), the Class A Note Purchaser and the Class A Noteholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, with the Class B Note Purchasers and the Class B Noteholders hereby acknowledging and agreeing to turn over to the Trustee for application in accordance with the terms of the Basic Documents amounts otherwise received or receivable by them with respect to the Collateral (but not with respect to the Pledged Subordinate Securities or the Class B Available Funds) to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Class B Note Purchasers and the Class B Noteholders.

         II. The Issuer hereby Grants to the Trustee, as Trustee for the benefit of the Class B Noteholders and each Class B Note Purchaser, all right, title and interest of the Issuer, whether now existing or hereafter arising, in and to the following;

         (a) any Pledged Subordinate Securities delivered to the Trustee pursuant to Section 3.3(c) of the Sale and Servicing Agreement; and

         (b) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         The foregoing Grant is made in trust to the Trustee, for the benefit of the Class B Noteholders and each Class B Note Purchaser, to secure the payment of principal of and interest on, and any other amounts owing in respect of the Class B Notes, to secure the payment of all Secured Obligations, all Bear Secured Obligations and any and all other amounts due and payable, in each case, to the Class B Note Purchasers and the Class B Noteholders pursuant to the Basic Documents and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture.

         III. The Issuer hereby Grants to the Bear Indenture Trustee, as trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, all right, title and interest of the Issuer (subject to Granting Clause I and the Intercreditor Agreement), whether now existing or hereafter arising, in and to the following;

         (a) the Collateral; and

         (b) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause III, the "UBS CROSS COLLATERAL").

         The foregoing Grant is made in trust to the Bear Indenture Trustee, as trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, to secure the payment of principal of and interest on, and any other amounts owing in respect of all Bear Secured Obligations and any and all other amounts due and payable, in each case, to the Class B note purchasers and the Class B noteholders pursuant to the Bear Basic Documents and to secure compliance with the Bear Indenture. Notwithstanding anything to the contrary set forth herein or in any of the Basic Documents or the Bear Basic Documents, the foregoing Grant is expressly (i) subordinate to, and subject to the prior Lien of the Trustee, the Class A Noteholders and the Class A Note Purchasers granted pursuant to Granting Clause I and (ii) subject to the terms and provisions of the Intercreditor Agreement, and, in the event of a conflict between the terms and provisions of this Indenture, on the one hand, and the Intercreditor Agreement, on the other hand, the terms and provisions of the Intercreditor Agreement shall control.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Third Amended and Restated Sale and Servicing Agreement dated as of February 14, 2007 among the Issuer, the Seller, the Servicer, the Purchaser, the Backup Servicer and the Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms (the "Sale and Servicing Agreement").

         SECTION 1.2 [RESERVED].

         SECTION 1.3 OTHER DEFINITIONAL PROVISIONS. (i) All terms defined in this Indenture shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (ii) Accounting terms used but not defined or partly defined in this Indenture, in any instrument governed hereby or in any certificate or other document made or delivered pursuant hereto, to the extent not defined, shall have the respective meanings given to them under GAAP or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Indenture or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such instrument, certificate or other document shall control.

         (iii) The words "HEREOF," "HEREIN," "HEREUNDER" and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture.

         (iv) Section, Schedule and Exhibit references contained in this Indenture are references to Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term "INCLUDING" shall mean "INCLUDING WITHOUT LIMITATION."

         (v) The definitions contained in this Indenture are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (vi) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as the same may from time to time be amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments and instruments associated therewith; all references to a Person include its permitted successors and assigns.

         (vii) The singular form of the terms "NOTE" and "NOTEHOLDER" shall not preclude issuance of more than one Note or ownership of Notes by more than one Noteholder. The singular forms of such terms shall also mean the plural forms of such terms and the plural form of such terms shall also mean the singular form thereof, in each case as the context requires.

                                   ARTICLE II

                                    THE NOTES

         SECTION 2.1 FORM. The Notes, together with the Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A-1 (in the case of the Class A Notes) and EXHIBIT A-2 (in the case of the Class B Notes), with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of the Notes may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Notes. The Class A Notes were originally issued on the Class A Closing Date and the Class B Notes will be issued on the Class B Closing Date. Each class of Notes shall be subject to Advances and prepayments from time to time in accordance with SECTION 2.11 and
ARTICLE X, respectively.

         (a) The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing the Notes, as evidenced by their execution of the Notes.

         (b) The terms of the Notes set forth in Exhibits A-1 and A-2 are part of the terms of this Indenture.

         SECTION 2.2 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         (a) A Note bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Note or did not hold such offices at the date of such Note.

         (b) The Trustee shall upon receipt of an Issuer Order for authentication and delivery, authenticate and deliver each class of Notes for original issue in an aggregate principal amount up to, but not in excess of, the Class A Maximum Invested Amount, in the case of the Class A Notes, and the Class B Maximum Invested Amount, in the case of the Class B Notes.

         (c) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000,000 and in integral multiples of $1,000 in excess thereof (except for one Note of a class which may be issued in a lesser denomination and other than an integral multiple of $1,000).

         (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate attached to such Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3 [RESERVED]

         SECTION 2.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Issuer shall cause the Trustee to keep a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 2.5, the Trustee shall provide for the registration of the Notes, and the registration of transfers and exchanges of the Notes. The Trustee shall be "Note Registrar" for the purpose of registering the Notes and transfers of the Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor.

         (a) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, such Person must be acceptable to the Controlling Note Purchaser and, in addition, the Issuer will give the Trustee, the Note Purchasers and the Noteholders prompt written notice of the appointment of such Note Registrar (once approved by the Controlling Note Purchaser) and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the name and address of each Holder of a Note and the Percentage Interest and number of each Note.

         (b) Subject to SECTION 2.5 hereof, upon surrender for registration of transfer of a Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of SECTION 8-401(a) of the UCC are met, the Trustee shall have the Issuer execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in the minimum Percentage Interest of 1% representing in the aggregate the Percentage Interest on the face of the Note to be transferred.

         (c) At the option of a Holder, a Note may be exchanged for another Note in any authorized Percentage Interest, of the same class and a like aggregate Percentage Interest, upon surrender of the Note to be exchanged at such office or agency. Whenever a Note is so surrendered for exchange, subject to Section
2.5 hereof, if the requirements of SECTION 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Note which the Noteholder making the exchange is entitled to receive.

         (d) The Note or Notes issued upon any registration of transfer or exchange of a Note shall be the valid obligation of the Issuer, evidencing, in the aggregate, the same debt, and entitled to the same benefits under this Indenture, as the Note surrendered upon such registration of transfer or exchange.

         (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written assignment in substantially the form attached to EXHIBIT A duly executed by, the Holder thereof or such Holder's attorney, duly authorized in writing, with such signature guaranteed by an "ELIGIBLE GUARANTOR INSTITUTION" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("STAMP") or such other "SIGNATURE GUARANTEE PROGRAM" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and (ii) accompanied by such other documents as the Trustee may require.

         (f) No service charge shall be made to a Holder for any registration of transfer or exchange of a Note, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of a Note, other than exchanges pursuant to SECTION 9.6 not involving any transfer.

         (g) The preceding provisions of this SECTION 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of a Note selected for redemption or of any Note for a period of two (2) Business Days preceding the due date for any payment with respect to such Note.

         SECTION 2.5 RESTRICTIONS ON TRANSFER AND EXCHANGE.

         (a) No transfer of a Note shall be made unless the transferor thereof has provided a representation letter substantially in the form of EXHIBIT B that such transfer is (i) to the Issuer or an Affiliate of the Issuer, or (ii) in compliance with Section 2.5(b) hereof, to a qualified purchaser (as defined under Section 2(a)(51) of the Investment Company Act) that is a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act, or
(iii) in compliance with Section 2.5(c) hereof, to a qualified purchaser (as defined in Section 2(a)(51) of the Investment Company Act) that is an institutional "ACCREDITED INVESTOR" as defined in Rule 501(a)(1), (2), (3) or
(7) of Regulation D promulgated under the Securities Act, or (iv) to a qualified purchaser (as defined under Section 2(a)(51) of the Investment Company Act) in a transaction complying with or exempt from the registration requirements of the Securities Act and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; PROVIDED, that (except with respect to the transfer of the Note or Advance made by the Noteholder), in the case of CLAUSES (iv) the Trustee or the Issuer may require an Opinion of Counsel to the effect that such transfer may be effected without registration under the Securities Act, which Opinion of Counsel, if so required, shall be addressed to the Issuer and the Trustee and shall be secured at the expense of the Holder. Each prospective purchaser by its acquisition of a Note, acknowledges that such Note will contain a legend substantially to the effect set forth in SECTION 2.5(e) (unless the Issuer determines otherwise in accordance with applicable law).

         Any transfer or exchange of a Note to a proposed transferee shall be conducted in accordance with the provisions of Section 2.4, and shall be contingent upon receipt by the Note Registrar of (A) such Note properly endorsed for assignment or transfer, (B) written instruction from such transferring Holder directing the Note Registrar to cause the transfer to such transferees, in such Percentage Interests (not to exceed the Percentage Interest on the face of the Note to be transferred) as the transferring Holder shall specify in such instructions; and (C) such certificates or signatures as may be required under such Note or this Section 2.5, in each case, in form and substance satisfactory to the Note Registrar. The Note Registrar shall cause any such transfers and related cancellations or increases and related reductions, as applicable, to be properly recorded in its books in accordance with the requirements of Section 2.4.

         (b) If a Note is sold to a "qualified purchaser" (as defined in Section 2(a)(51) of the Investment Company Act) that is a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act) purchasing for its own account or for the account of another "qualified purchaser" that is a "qualified institutional buyer," such Note shall be issued as a certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to a "qualified purchaser" that is a "qualified institutional buyer" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT C.

         (c) If the Note is sold in the United States to U.S. Persons under
Section 4(2) of the Securities Act to a "qualified purchaser" (as defined in Section 2(a)(51) of the Investment Company Act) that is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the

Securities Act), it shall be issued in the form of certificated Note in definitive, fully registered form without interest coupons with the applicable legends set forth in the form of the Note registered in the name of the beneficial owner or a nominee thereof, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Any transfer to a "qualified purchaser" (as defined in Section 2(a)(51) of the Investment Company
Act) that is an institutional "ACCREDITED INVESTOR" is expressly conditioned upon the requirement that such transferee shall deliver a representation letter in the form of EXHIBIT D.

         (d) The Note Registrar shall not register any transfer or exchange of any Class A Note to the extent that upon such transfer or exchange there would be more than four (4) Class A Noteholders then reflected on the Note Register. The Note Registrar shall not register any transfer or exchange of any Class B Note to the extent that upon such transfer or exchange there would be more than ninety (90) Class B Noteholders then reflected on the Note Register.

         (e) Unless the Issuer determines otherwise in accordance with applicable law, each Note shall have the following legend:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) A "QUALIFIED PURCHASER" (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE INSTITUTIONAL ACCREDITED INVESTORS) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) TO A QUALIFIED PURCHASER (AS DEFINED UNDER
SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

[THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN FOUR (4) CLASS A NOTEHOLDERS THEN REFLECTED ON THE NOTE REGISTER.]

[THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN NINETY
(90) CLASS B NOTEHOLDERS THEN REFLECTED ON THE NOTE REGISTER.]

[THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF AN INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 14, 2007 BY AND AMONG THE CLASS A NOTE PURCHASER, THE CLASS A NOTEHOLDER, THE CLASS B NOTE PURCHASERS, THE CLASS B NOTEHOLDERS, THE ISSUER, THE PURCHASER, THE SELLER, THE SERVICER AND THE TRUSTEE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.]

[THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE ISSUER'S CLASS A NOTES ISSUED PURSUANT TO THE INDENTURE REFERENCED HEREIN AND TO ALL OTHER AMOUNTS DUE AND OWING TO THE CLASS A NOTEHOLDERS AND THE CLASS A NOTE PURCHASER IN ACCORDANCE WITH THE TERMS OF THE BASIC DOCUMENTS AND IS SUBJECT TO THE TERMS AND PROVISIONS OF AN INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 14, 2007 BY AND AMONG THE CLASS A NOTE PURCHASER, THE CLASS A NOTEHOLDER, THE CLASS B NOTE PURCHASERS, THE CLASS B NOTEHOLDERS, THE ISSUER, THE PURCHASER, THE SELLER, THE SERVICER AND THE TRUSTEE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.]

         (f) Notwithstanding any of the foregoing provisions of this Section 2.5, no transfer or assignment of a Secured Obligation shall be made that would cause there to be more than 90 owners and assignees of the Class B Notes at any time. For purposes of determining the number of owners and assignees of the Class B Notes, a Person (beneficial owner) owning an interest in a partnership (including any entity treated as a partnership for federal income tax purposes), grantor trust or S corporation (flow through entity), that owns, directly or through other flow-through entities, an interest in the Class B Notes, is treated as an owner or an assignee of the Class B Notes if (i) substantially all of the value of the beneficial owner's interest in the flow through entity is attributable to the flow-through entity's interest (direct or indirect) in the Class B Notes, and (ii) the principal purpose of the use of the tiered arrangement is to permit the satisfaction of the 90 owner and assignee of Class B Notes limitation.

         SECTION 2.6 MUTILATED, DESTROYED, LOST OR STOLEN NOTE. If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a protected purchaser, and, provided that the requirements of
Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         (a) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         (b) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with the Notes duly issued hereunder.

         (c) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of any mutilated, destroyed, lost or stolen Note.

         SECTION 2.7 PERSONS DEEMED OWNER. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever and whether or not such Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.8 PAYMENT OF PRINCIPAL AND INTEREST; DEFAULTED INTEREST.

         (a) The Class A Notes shall accrue interest as provided in the form of Class A Note set forth in EXHIBIT A-1, and such interest shall be due and payable on each Settlement Date, as specified therein. The Class B Notes shall accrue interest as provided in the form of Class B Note set forth in Exhibit A-2, and such interest shall be due and payable on each Settlement Date, as specified therein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Settlement Date shall be paid to the Person in whose name such Note is registered on the Record Date, either (i) by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Note in the aggregate evidence a Percentage Interest of not less than 1% or (B) such Noteholder is the Seller, or an Affiliate thereof, or if not, (ii) by check mailed to such Noteholder at the address of such Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Note on a Settlement Date or on the applicable Facility Termination Date, which shall be payable as provided below.

         (b) If the Class A Facility Termination Date is determined in accordance with subsection (I) of the definition thereof, the outstanding principal balance of the Class A Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the Class A Final Scheduled Settlement Date. If the Class A Facility Termination Date is determined in accordance with subsection (II) of the definition thereof, such Class A Facility Termination Date will result in immediate acceleration of the Class A Notes in accordance with Section 5.2. If the Class A Facility Termination Date is determined in accordance with subsection (III) of the definition thereof, the outstanding principal balance of the Class A Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the third Settlement Date following the relevant anniversary of the Class A Closing Date. The outstanding principal amount of the Class B Notes and all accrued and unpaid interest thereon shall be payable in full by the Class B Facility Termination Date and otherwise as provided in Section 3.1, the form of Class B Note attached hereto as Exhibit A-2, and the other Basic Documents. The principal amount outstanding under any Note at any time shall be equal to the product of the Percentage Interest represented by such Note and the then outstanding applicable Invested Amount. All principal payments on the Notes of a class shall be made pro rata to the Noteholders of such class entitled thereto based on their respective Percentage Interests. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Settlement Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Settlement Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.

         (c) If the Issuer defaults in any payment of interest on a Note, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate then in effect (calculated for this purpose using the applicable Default Applicable Margin) in any lawful manner. The Issuer shall pay such defaulted interest to the Noteholders entitled thereto on the immediately following Settlement Date. At least three (3) days before any such Settlement Date, the Issuer shall mail to the Noteholders and the Trustee a notice that states the Settlement Date and the amount of defaulted interest to be paid.

         SECTION 2.9 CANCELLATION. Any Note surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and the Note so delivered shall be promptly canceled by the Trustee. No Note shall be authenticated in lieu of or in exchange for any Note canceled as provided in this Section, except as expressly permitted by this Indenture. A canceled Note may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; PROVIDED that such Issuer Order is timely and such Note has not been previously disposed of by the Trustee.

         SECTION 2.10 RELEASE OF TRUST ESTATE. Subject to the terms of the other Basic Documents and SECTIONS 10.1 and 11.1, the Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Pledged Account. In addition, the Trustee shall release Ineligible Receivables from the lien created by this Indenture upon any dividend of such Ineligible Receivables that is permitted under Section 5.10 of the Sale and Servicing Agreement. The Trustee shall release property from the lien created by this Indenture pursuant to this SECTION 2.10 only upon receipt of an Issuer Request accompanied by an Officer's Certificate meeting the applicable requirements of SECTION 11.1.

         SECTION 2.11 AMOUNT LIMITED; ADVANCES.

         (a) The maximum aggregate principal amount of the Class A Notes that may be authenticated and delivered and Outstanding at any time under this Indenture (except for Class A Notes authenticated and delivered pursuant to SECTION 2.6 in replacement for destroyed, lost or stolen Class A Notes) is limited to the Class A Maximum Invested Amount.

         On each Business Day prior to the Class A Facility Termination Date that is a Class A Funding Date, and upon the satisfaction of all conditions precedent to (a) the funding of a Class A Advance and (b) the purchase of Receivables, in each case as set forth in Section 2.1(b) of the Sale and Servicing Agreement, and Section 6.02 and Section 6.03 of the Class A Note Purchase Agreement, the Issuer shall be entitled to borrow additional funds pursuant to a Class A Advance made by the Class A Note Purchaser on such Class A Funding Date, in accordance with Section 2.02 and Section 2.03 of the Class A Note Purchase Agreement, in an aggregate principal amount equal to the Class A Advance Amount with respect to such Class A Funding Date. Each request by the Issuer for a Class A Advance shall include a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

         The aggregate outstanding principal amount of the Class A Notes may be increased (subject to the Class A Maximum Invested Amount) through the funding of Class A Advances. Each Class A Advance and corresponding Class A Advance Amount shall be recorded by the Class A Note Purchaser, and the Class A Note Purchaser's record (which may be in electronic or other form in the Class A Note Purchaser's reasonable discretion) shall show all Class A Advance Amounts and prepayments. Absent manifest error, such record of the Class A Note Purchaser shall be dispositive with respect to the determination of the outstanding principal amount of the Class A Notes. The Class A Notes (i) can be funded by Class A Advances on any Class A Funding Date in a minimum amount of $2,000,000 and any higher amount (subject to the Class A Maximum Invested Amount), and (ii) subject to subsequent Class A Advances pursuant to this SECTION 2.11(a), are subject to prepayment in whole or in part, at the option of the Issuer as provided in ARTICLE X herein. In addition, and independent of optional prepayments pursuant to ARTICLE X, in the event that a Class A Borrowing Base Deficiency exists on any date of determination as determined by the Class A Note Purchaser in its sole discretion, the Issuer shall on the same Business Day of the receipt of notice from the Class A Note Purchaser (or if notice is received after 10:01 a.m. New York time, then on the next Business Day), prepay the Class A Invested Amount by an amount equal to such Class A Borrowing Base Deficiency by paying such amount to or at the direction of the Class A Note Purchaser.

         (b) The maximum aggregate principal amount of the Class B Notes that may be authenticated and delivered and Outstanding at any time under this Indenture (except for Class B Notes authenticated and delivered pursuant to Section 2.6 in replacement for destroyed, lost or stolen Class B Notes) is limited to the Class B Maximum Invested Amount.

         On each Business Day prior to the Class B Facility Termination Date that is a Class B Funding Date, and upon the satisfaction of all conditions precedent to (a) the funding of a Class B Advance and (b) the purchase of Receivables, in each case as set forth in Section 2.1(b) of the Sale and Servicing Agreement, and Section 6.02 and Section 6.03 of the Class B Note Purchase Agreement, the Issuer shall be entitled to borrow additional funds pursuant to a Class B Advance made by each Class B Note Purchaser on such Class B Funding Date, in accordance with Section 2.02 and Section 2.03 of the Class B Note Purchase Agreement, in an aggregate principal amount equal to the Class B Advance Amount (subject to the Class B Maximum Invested Amount) with respect to such Class B Funding Date. Each request by the Issuer for a Class B Advance shall include a certification by the Issuer as to the satisfaction of the conditions specified in the previous sentence.

         The aggregate outstanding principal amount of the Class B Notes may be increased (subject to the Class B Maximum Invested Amount) through the funding of Class B Advances. Each Class B Note Purchaser shall record its respective pro rata portion of each Class B Advance and corresponding Class B Advance Amount, and each Class B Note Purchaser's record (which may be in electronic or other form in each Class B Note Purchaser's reasonable discretion) shall show all Class B Advance Amounts and prepayments made or received by such Class B Note Purchaser. Absent manifest error, such record of each Class B Note Purchaser shall be dispositive with respect to the determination of such Class B Note Purchaser's respective pro rata portion of the outstanding principal amount of the Class B Notes. The Class B Notes (i) can be funded by Class B Advances on any Class B Funding Date in a minimum amount of $250,000 and any higher amount (subject to the Class B Maximum Invested Amount), and (ii) subject to subsequent Class B Advances pursuant to this Section 2.11(a), are subject to prepayment in whole or in part, at the option of the Issuer as provided in Article X herein. In addition, and independent of optional prepayments pursuant to Article X, in the event that a Class B Borrowing Base Deficiency exists on any date of determination as determined by a Class B Note Purchaser in its sole discretion, the Issuer shall on the same Business Day of the receipt of notice from such Class B Note Purchaser (or if notice is received after 10:01 a.m. New York time, then on the next Business Day), prepay the Class B Invested Amount by an amount equal to such Class B Borrowing Base Deficiency by paying the respective pro rata portion of such amount to or at the direction of each Class B Note Purchaser. Notwithstanding the foregoing and subject to Section 3.05(c) of the Class B Note Purchase Agreement, the Issuer may not prepay any such Class B Invested Amount to cure a Class B Borrowing Base Deficiency or otherwise pursuant to Article X with funds other than Class B Available Funds unless and until any and all amounts then due and owing to the Class A Note Purchaser and the Class A Noteholders under the Basic Documents have been paid in full.

                                   ARTICLE III

                                    COVENANTS

         SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer will duly and punctually pay or cause to be paid the principal of and interest on the Notes in accordance with the terms of the Notes, this Indenture, the Sale and Servicing Agreement and the other Basic Documents. Without limiting the foregoing, the Issuer will cause to be distributed on each Settlement Date all amounts deposited in the Note Distribution Account pursuant to the Sale and Servicing

Agreement to the Noteholders and the Note Purchasers in the order of priority specified in Section 5.8 of the Sale and Servicing Agreement. Amounts properly withheld under the Code by the Trustee from a payment to the Noteholders of interest and/or principal shall be considered as having been paid by the Issuer to the Noteholders for all purposes of this Indenture.

         SECTION 3.2 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain in Minneapolis, Minnesota, an office or agency where the Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee, the Note Purchasers and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3 MONEY FOR PAYMENTS TO BE HELD IN TRUST. On or before each Settlement Date, the Trustee shall deposit or cause to be deposited in the Note Distribution Account from the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under each class of Notes and all other amounts then due and owing to the Noteholders and the Note Purchasers under the Basic Documents, such sums to be held in trust for the benefit of the Persons entitled thereto. Except as provided in SECTION 3.3(c) hereof, all payments of amounts due and payable with respect to the Notes and such other amounts that are to be made from amounts withdrawn from the Note Distribution Account shall be made on behalf of the Issuer by the Trustee or by the Note Paying Agent, and no amounts so withdrawn from the Note Distribution Account for payment of the Notes or to the Noteholders or the Note Purchasers shall be paid to the Issuer.

         (a) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes and such other amounts in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes or to the Noteholders or the Note Purchasers;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Notes and such other amounts if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         (b) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         (c) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to the Notes and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Noteholders and the Note Purchasers shall thereafter, as unsecured general creditors, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to the Holder whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4 EXISTENCE. Except as otherwise permitted by the provisions of SECTION 3.10, the Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral, the Pledged Subordinate Securities, the UBS Cross Collateral, the other Basic Documents and each other instrument or agreement included in the Trust Estate.

         SECTION 3.5 PROTECTION OF TRUST ESTATE. The Issuer intends the security interest Granted pursuant to Granting Clause I of this Indenture in favor of the Trustee, for the benefit of the Noteholders and the Note Purchasers, to be prior to all other liens in respect of the Collateral, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders and the Note Purchasers, a first lien on and a first priority, perfected security interest in the Collateral, subject to the Intercreditor Agreement. In addition, the Issuer intends the security interest Granted pursuant to Granting Clause II of this Indenture in favor of the Trustee, for the benefit of the Class B Noteholders and the Class B Note Purchasers, to be prior to all other liens in respect of the Pledged Subordinate Securities, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Class B Noteholders and the Class B Note Purchasers, a first lien on and a first priority, perfected security interest in the Pledged Subordinate Securities. Furthermore, the Issuer intends the security interest Granted pursuant to Granting Clause III of this Indenture in favor of the Bear Indenture Trustee, for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents, to be prior to all other liens in respect of the UBS Cross Collateral (other than the Lien granted in Granting Clause I of this Indenture and subject to the Intercreditor Agreement), and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Bear Indenture Trustee, for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents, a second lien on and a second priority, perfected security interest in the UBS Cross Collateral (subject only to the Lien Granted in Granting Clause I of this Indenture and subject to the Intercreditor Agreement). The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain or preserve each lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the applicable Noteholders and the applicable Note Purchasers created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) maintain or preserve each lien and security interest (and the priority thereof) in favor of the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents created by this Indenture or carry out more effectively the purposes hereof;

                  (iv) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (v) enforce (A) subject to the Intercreditor Agreement, any of the Collateral on behalf of the Noteholders or the Note Purchasers, or
         (B) any of the Pledged Subordinate Securities on behalf of the Class B Noteholders or the Class B Note Purchasers, or (C) subject to the Intercreditor Agreement, the UBS Cross Collateral on behalf of the Class B noteholders or the Class B note purchasers under the Bear Basic Documents;

                  (vi) preserve and defend title to (A) subject to the Intercreditor Agreement, the Collateral and the rights of the Trustee, the Noteholders and the Note Purchasers in such Collateral against the claims of all persons and parties; (B) the Pledged Subordinate Securities and the rights of the Trustee, the Class B Noteholders and the Class B Note Purchasers in such Pledged Subordinate Securities against the claims of all persons and parties; and (C) subject to the Intercreditor Agreement, the UBS Cross Collateral and the rights of the Bear Indenture Trustee, the Class B noteholders and the Class B note purchasers under the Bear Basic Documents in such UBS Cross Collateral against the claims of all persons and parties (other than the Lien Granted pursuant to Clause I of this Indenture); and

                  (vii) pay all taxes or assessments levied or assessed upon the Trust Estate when due; provided that no Available Funds may be used to pay taxes or assessments levied or assessed upon that portion of the Trust Estate consisting of the Pledged Subordinate Securities and no Class B Available Funds may be used to pay taxes or assessments levied or assessed upon that portion of the Trust Estate consisting of the Collateral.

         The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

         Subject to Section 4.5 of the Sale and Servicing Agreement, the Issuer hereby authorizes the Controlling Note Purchaser, the Trustee and their respective agents to file such financing statements and continuation statements and take such other actions as the Controlling Note Purchaser or the Trustee may deem advisable in connection with the security interest in the Collateral Granted by the Issuer under Granting Clause I of this Indenture to the extent permitted by applicable law. In addition, the Issuer hereby authorizes the Class B Note Purchasers, the Trustee and their respective agents to file such financing statements and continuation statements and take such other actions as the Class B Note Purchasers or the Trustee may deem advisable in connection with the security interest in the Pledged Subordinate Securities Granted by the Issuer under Granting Clause II of this Indenture to the extent permitted by applicable law. Furthermore, subject to the terms and provisions of the Intercreditor Agreement, the Issuer hereby authorizes the Bear Indenture Trustee and the Class B note purchasers under the Bear Basic Documents and their respective agents to file such financing statements and continuation statements and take such other actions as the Bear Indenture Trustee or such Class B note purchasers may deem advisable in connection with the security interest in the UBS Cross Collateral Granted by the Issuer under Granting Clause III of this Indenture to the extent permitted by applicable law and subject to the prior Lien of Granting Clause I of this Indenture. Any such financing statements and continuation statements shall be prepared by the Issuer.

         SECTION 3.6 OPINIONS AS TO TRUST ESTATE.

         (a) On the Class B Closing Date, the Issuer shall furnish to the Trustee and each Note Purchaser an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective (i) the first priority lien and security interest in favor of the Trustee, for the benefit of the Noteholders and the Note Purchasers, created by Granting Clause I of this Indenture in the Receivables and such other items of Collateral, (ii) the first priority lien and first priority perfected security interest in favor of the Trustee, for the benefit of the Class B Noteholders and the Class B Note Purchasers, created by Granting Clause II of this Indenture in the Pledged Subordinate Securities, and (iii) the second priority lien and second priority security interest in favor of the Bear Indenture Trustee, for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents, created by Granting Clause III of this Indenture (subject only to the Lien Granted in Granting Clause I of this Indenture) in the UBS Cross Collateral (collectively, the "Opinion Collateral") and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) Within 90 days after the beginning of each calendar year, beginning in 2007, the Issuer shall furnish to the Trustee, each Note Purchaser, the Bear Indenture Trustee and each Class B note purchaser under the Bear Basic Documents an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the liens and security interests created by this Indenture in the Opinion Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such liens and security interests. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the liens and security interests of this Indenture in the Opinion Collateral.

         SECTION 3.7 PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES. The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Basic Documents or such other instrument or agreement.

         (a) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

         (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Basic Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof.

         (c) If a responsible officer of the Issuer shall have written notice or actual knowledge of the occurrence of a Default, an Event of Default, a Class B Default, a Class B Event of Default, a Servicer Termination Event or Funding Termination Event, the Issuer shall promptly notify the Trustee, the Note Purchasers and the Noteholders thereof in accordance with SECTION 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event or Funding Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (d) The Issuer agrees that it shall not have any right to waive, and shall not waive, timely performance or observance by the Servicer, the Purchaser or the Seller of their respective duties under the Basic Documents except in accordance with the terms thereof.

         SECTION 3.8 NEGATIVE COVENANTS. So long as any class of Notes is Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Majority Noteholders of the Highest Priority Class and the Controlling Note Purchaser or the Majority Noteholders of the Highest Priority Class and the Controlling Note Purchaser (or with respect to the Pledged Subordinate Securities, the Class B Majority Noteholders, or with respect to the UBS Cross Collateral (subject to the Intercreditor Agreement), the Class B majority noteholders under the Bear Basic Documents) have approved such disposition;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any Note Purchaser or any present or former Noteholders by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

                  (iii) permit the validity or effectiveness of this Indenture, the Intercreditor Agreement or any other Basic Document to be impaired; or

                  (iv) (A) permit the lien created by this Indenture on the Collateral in favor of the Trustee for the benefit of the Noteholders and the Note Purchasers to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any Lien (other than the lien of this Indenture and the other Basic Documents) to be created on or extend to or otherwise arise upon or burden any Collateral, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other similar lien) perfected security interest in any portion of the Collateral; or

                  (v) (A) permit the lien created by this Indenture on the Pledged Subordinate Securities in favor of the Trustee for the benefit of the Class B Noteholders and the Class B Note Purchasers to be amended, hypothecated, subordinated (other than with respect to any such tax, mechanics' or other similar lien), terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any Lien (other than the lien of this Indenture and the other Basic Documents) to be created on or extend to or otherwise arise upon or burden any Pledged Subordinate Securities, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in any portion of the Pledged Subordinate Securities (other than with respect to any such tax, mechanics' or other similar lien); or

                  (vi) subject in each case to the terms and provisions of the Intercreditor Agreement, (A) permit the lien created by this Indenture on the UBS Cross Collateral in favor of the Bear Indenture Trustee for the benefit of the Class B noteholders and the Class B note purchasers under the Bear Basic Documents to be amended, hypothecated, subordinated (other than with respect to any such tax, mechanics' or other similar lien or the lien Granted pursuant to Granting Clause I of this Indenture), terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any Lien (other than the lien of this Indenture and the other Basic Documents) to be created on or extend to or otherwise arise upon or burden any UBS Cross Collateral, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid second priority perfected security interest in any portion of the UBS Cross Collateral (subject only to any such tax, mechanics' or other similar lien and the lien Granted pursuant to Granting Clause I of this Indenture); or

                  (vii) amend or modify the provisions of any of the Basic Documents except in accordance with the terms thereof.

         SECTION 3.9 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee, the Noteholders and the Note Purchasers on or before March 31 of each year, beginning March 31, 2007, an Officer's Certificate, dated as of December 31 of the preceding year, stating, as to the Authorized Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Issuer during the preceding year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year and no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default, or a Class B Event of Default, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10 ISSUER MAY CONSOLIDATE, ETC. Only with Consent. The Issuer shall not consolidate or merge with or into any other Person, or convey or transfer all or substantially all of its properties to any Person without the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class.

         SECTION 3.11 SUCCESSOR OR TRANSFEREE. Upon any consolidation or merger of the Issuer with the prior written consent of the Note Purchasers and the Majority Noteholders of each class of Notes in accordance with SECTION 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, and be obligated to meet the requirements of the Issuer under this Indenture and the other Basic Documents with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer with the prior written consent of the Note Purchasers and the Majority Noteholders of each class of Notes in accordance with Section 3.10, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee, the Note Purchasers and the Noteholders stating that the Issuer is to be so released.

         SECTION 3.12 NO OTHER BUSINESS. The Issuer will not at any time engage in any other business activities than the purchase of the Receivables and the Other Conveyed Property, pledging the Receivables and the other Collateral to the Trustee for the benefit of the Note Purchasers and the Noteholders pursuant to Granting Clause I of the Indenture, pledging the Pledged Subordinate Securities to the Trustee for the benefit of the Class B Note Purchasers and the Class B Noteholders pursuant to Granting Clause II of the Indenture, pledging the UBS Cross Collateral, subject to the Intercreditor Agreements, to the Bear

Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents pursuant to Granting Clause III of the Indenture, transferring the Receivables and the Other Conveyed Property in connection with Securitization Transactions and in connection with whole-loan sales, acquiring the Pledged Subordinate Securities in connection with Securitization Transactions, issuing the Notes and other activities relating to the foregoing to the extent permitted by the organizational documents of the Issuer as in effect on the date hereof, or as amended with the prior written consent of the Controlling Note Purchaser. Without limitation of the foregoing, the Issuer will not at any time be an issuer of securities other than the Notes or a borrower under any loan or financing agreement, facility or other arrangement other than the facilities established pursuant to this Agreement and the other Basic Documents.

         SECTION 3.13 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used solely to fund the Issuer's purchase of the Related Receivables and the other assets specified in the Sale and Servicing Agreement and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.14 SERVICER'S OBLIGATIONS. The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10, 4.11 and 5.9 of the Sale and Servicing Agreement.

         SECTION 3.15 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17 COMPLIANCE WITH LAWS. The Issuer shall comply with the requirements of all applicable laws, including, without limitation, Consumer Laws.

         SECTION 3.18 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer,
(ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Trustee and to any owner of a beneficial interest in the Issuer as permitted by, and to the extent funds are available for such purpose from distributions under the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account and the other Pledged Accounts except in accordance with this Indenture and the other Basic Documents.

         SECTION 3.19 NOTICE OF EVENTS OF DEFAULT AND FUNDING TERMINATION EVENTS. Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give each of the Trustee, each Note Purchaser and the Noteholders prompt written notice of each Event of Default hereunder and each Funding Termination Event, Servicer Termination Event, Class B Event of Default, Class B Default or other Default on the part of the Issuer, the Servicer, the Purchaser or the Seller of its obligations under any Basic Document.

         SECTION 3.20 FURTHER INSTRUMENTS AND ACTS. Upon request of the Trustee, any Note Purchaser or the Majority Noteholders of a Class of Notes, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture and the other Basic Documents. SECTION 3.21 Amendments of Sale and Servicing Agreement. The Issuer shall not agree to any amendment to Section
11.1 of the Sale and Servicing Agreement to eliminate any requirements thereunder that the Trustee, the Controlling Note Purchaser, the Note Purchaser of an affected class of Notes, or the Majority Noteholders of an affected class of Notes consent to amendments thereto as provided therein.

         SECTION 3.22 INCOME TAX CHARACTERIZATION. It is the intent of the Issuer and the Noteholders that, for Federal, state and local income and franchise tax purposes, the Notes will evidence indebtedness of the Issuer secured by the Collateral (and the Pledged Subordinate Securities, in the case of the Class B Notes). Each Noteholder, by its acceptance of a Note, agrees to treat such Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

         SECTION 3.23 SEPARATE EXISTENCE OF THE ISSUER. During the term of the Indenture, the Issuer shall observe and comply with the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including without limitation, those requirements set forth in Section 9(b) of the LLC Agreement.

         SECTION 3.24 AMENDMENT OF ISSUER'S ORGANIZATIONAL DOCUMENTS. During the term of the Indenture, the Issuer shall not amend the LLC Agreement except in accordance with the provisions thereof and with the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class.

         SECTION 3.25 OTHER AGREEMENTS. The Issuer shall not enter into any agreement that does not contain non-petition or limited recourse language acceptable to the Controlling Note Purchaser with respect to the Issuer.

         SECTION 3.26 RULE 144A INFORMATION. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, upon the request of a Noteholder, the Issuer shall promptly furnish to such Noteholder or to a prospective purchaser of a Note designated by such Noteholder, as the case may be, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Noteholder with Rule 144A in connection with the resale of a Note by such Noteholder; provided, however, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (i) the most recent renewal of the term of the applicable Commitment pursuant to Section
2.05 of the applicable Note Purchase Agreement, (ii) the date such Note (or any predecessor Note) was acquired from the Issuer or (iii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; and provided further that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside of the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

         SECTION 3.27 CHANGE OF CONTROL. CPS will and shall at all times be the legal and beneficial owner of all of the issued and outstanding membership interests of the Issuer.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1 SATISFACTION AND DISCHARGE OF INDENTURE.

         (a) This Indenture shall cease to be of further effect with respect to the Class A Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Class A Notes, (iii) rights of the Class A Noteholders to receive payments of principal thereof and interest thereon and rights of the Class A Note Purchaser to receive payments in respect of amounts owed by the Issuer to the Class A Note Purchaser under the Basic Documents, (iv) SECTIONS 3.3, 3.4, 3.5, 3.6, 3.8, 3.10, 3.11,
3.18, 3.19, 3.20, 3.21, 3.23, 3.24 and 11.17, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under SECTION 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of the Class A Noteholders and the Class A Note Purchaser as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Class A Notes, when:

                  (i) the Class A Notes theretofore authenticated and delivered (other than (i) Class A Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Class A Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
         Section 3.3) have been delivered to the Trustee for cancellation;

                  (ii) the Issuer has paid or caused to be paid all Secured Obligations in respect of the Class A Notes and all other amounts due and owing to the Class A Note Purchaser and the Class A Noteholders pursuant to the Basic Documents; and

                  (iii) the Issuer has delivered to the Trustee, the Class A Noteholders and the Class A Note Purchaser an Officer's Certificate meeting the applicable requirements of Section 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         (b) This Indenture shall cease to be of further effect with respect to the Class B Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Class B Notes, (iii) rights of the Class B Noteholders to receive payments of principal thereof and interest thereon and rights of each Class B Note Purchaser to receive payments in respect of amounts owed by the Issuer to each Class B Note Purchaser under the Basic Documents, (iv) SECTIONS 3.3, 3.4, 3.5, 3.6, 3.8, 3.10, 3.11, 3.18, 3.19, 3.20, 3.21, 3.23, 3.24 and 11.17, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under SECTION 6.7 and the obligations of the Trustee under SECTION 4.2) and (vi) the rights of the Class B Noteholders and each Class B Note Purchaser as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Class B Notes, when:

                  (i) the Class B Notes theretofore authenticated and delivered (other than (i) Class B Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Class B Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in
         Section 3.3) have been delivered to the Trustee for cancellation;

                  (ii) the Issuer has paid or caused to be paid all Secured Obligations in respect of each class of Notes (and all Bear Secured Obligations in the case of the Class B Notes) and all other amounts due and owing to the Note Purchasers and the Noteholders under the Basic Documents; and

                  (iii) the Issuer has delivered to the Trustee, the Class B Noteholders and each Class B Note Purchaser an Officer's Certificate meeting the applicable requirements of Section 11.1(a) and stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2 APPLICATION OF TRUST MONEY. All moneys deposited with the Trustee pursuant to SECTION 4.1 or SECTION 4.3 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the other Basic Documents, to the payment, either directly or through the Note Paying Agent, as the Trustee may determine, to the applicable Noteholders and the applicable Note Purchasers for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest (in the case of the Noteholders) and all sums due and payable by the Issuer under the Basic Documents (in the case of any Note Purchaser); but such moneys need not be segregated from other funds except to the extent required herein, in the Sale and Servicing Agreement or in the other Basic Documents or required by law. Any funds remaining with the Trustee or on deposit in the Pledged Accounts following the repayment in full of the Notes, the other Secured Obligations, the termination of the Commitments, the payment in full of the Notes and all other amounts owed to the Noteholders, the Note Purchasers, Trustee and Backup Servicer under the Basic Documents, and the satisfaction and discharge of this Indenture, shall be remitted to the Deposit Account.

         SECTION 4.3 Repayment of Moneys Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to a class of Notes, all moneys then held by the Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such class of Notes shall, upon demand of the Issuer, be remitted to the Trustee to be held and applied according to SECTION 4.2 and thereupon the Note Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1 EVENTS OF DEFAULT.

         (a) "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of (A) any interest on the Highest Priority Class of Notes or any other amount (except principal) due with respect to the Highest Priority Class of Notes or (B) any amount in excess of $50,000 due to the Controlling Note Purchaser pursuant to the Basic Documents, when the same becomes due and payable, which default continues for a period of two (2) days;

                  (ii) default in the payment of the principal of or any installment of the principal of the Highest Priority Class of Notes when the same becomes due and payable;

                  (iii) default in the observance or performance of any covenant or agreement of the Issuer, the Purchaser, the Seller or the Servicer made in any Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with and other than the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement), or any representation or warranty of the Issuer, the Purchaser, the Seller or the Servicer made in any Basic Document or any Original Basic Document or in any certificate or other writing delivered pursuant to any Basic Document or Original Basic Document or in connection therewith (including any Servicer's Certificate or any Borrowing Base Certificate with respect to the Highest Priority Class) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made, and such default shall continue or not be cured within 30 days from written notice by the Controlling Note Purchaser or a Noteholder of the Highest Priority Class, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured within 30 days from written notice by the Noteholders of the Highest Priority Class or the Controlling Note Purchaser; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Class A Closing Date, the Class B Closing Date or any related Funding Date to the extent the Seller has repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement;

                  (iv) the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement;

                  (v) an Insolvency Event with respect to the Issuer, the Seller or the Servicer shall have occurred;

                  (vi) a Borrowing Base Deficiency with respect to the Highest Priority Class shall exist and not be cured within two (2) Business Days;

                  (vii) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Issuer or any material portion of the assets of the Seller and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to
         Section 4068 of ERISA with regard to any of the assets of the Issuer or the Seller and such Lien shall not have been released within 30 days;

                  (viii) (a) any Basic Document or any Lien granted thereunder by the Issuer or the Seller shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Issuer or the Seller; or (b) the Issuer or the Seller or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any Basic Document;

                  (ix) a Servicer Termination Event shall have occurred;

                  (x) the Issuer or the Seller shall fail to pay any principal of or premium or interest on any indebtedness having a principal amount of $250,000 or $1,000,000, respectively, or greater when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such indebtedness; or any other default under any agreement or instrument relating to any such indebtedness of the Issuer or the Seller, as applicable, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

                  (xi) a Change of Control or a Material Adverse Change (in the reasonable opinion of the Controlling Note Purchaser) shall have occurred with respect to the Issuer or the Seller;

                  (xii) the Issuer shall become an investment company required to be registered under the Investment Company Act;

                  (xiii) any final judgment or ruling shall have been rendered against, or any settlement entered into by, the Seller or any subsidiary thereof, excluding the Issuer, which judgment, ruling or settlement exceeds, in the aggregate, $6,000,000 or any final judgment or ruling shall have been rendered against the Issuer; provided, in either case, that such final judgment, ruling or settlement shall have remained unpaid, and enforcement thereof shall have remained unstayed and unbonded, for a period in excess of 30 days from the date of entry of such judgment or ruling or the date of effectiveness of such settlement;

                  (xiv) the Trustee shall for any reason fail to have a first priority perfected security interest in the Collateral for the benefit of the Noteholders and the Note Purchasers; or

                  (xv) any Basic Document shall be terminated or cease to be in full force or effect; provided, however, in the case of a termination of any Lockbox Agreement, an Event of Default shall occur only upon the failure of the Seller or the Issuer to obtain a successor lockbox arrangement reasonably acceptable to the Controlling Note Purchaser within thirty (30) days of such termination.

         (b) The Issuer shall deliver to the Trustee, each Note Purchaser and each Noteholder, within two days after the occurrence thereof, written notice in the form of an Officer's Certificate of any Event of Default which has occurred or any event which either with the giving of notice or the lapse of time, or both, would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

         (c) After the earlier of the receipt of notice by the Trustee and the date of actual knowledge by a Responsible Officer of the Trustee of the occurrence of any Default or Event of Default hereunder, the Trustee shall give prompt written notice to each Note Purchaser and each Noteholder of each such Default or Event of Default hereunder so known to the Trustee.

         SECTION 5.2 RIGHTS UPON EVENT OF DEFAULT. If an Event of Default or a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred and be continuing, the Trustee may, and at the direction of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall, and with respect to an Event of Default pursuant to Section 5.1(a)(v) hereof, the Trustee shall declare the Notes to be immediately due and payable at par, together with accrued interest thereon (calculated for these purposes using the applicable Default Applicable Margin). In addition, if an Event of Default shall have occurred and be continuing, the Trustee may, and at the direction of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall, exercise any of the remedies specified in Section 5.4.

         At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                  (i) all payments of principal of and interest (calculated for these purposes using the applicable Default Applicable Margin) on the Notes, all amounts due to the Note Purchasers under the Basic Documents, and all other amounts that would then be due hereunder, upon the Notes or under the Basic Documents if the Event of Default giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

                  (iii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on, or principal of, the Notes, or any amount due from the Issuer to any Note Purchaser under the Basic Documents, when the same becomes due and payable, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Noteholders and the Note Purchasers, as applicable, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Note Interest Rate, all other amounts due and owing by the Issuer under the Basic Documents and, in each case, in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) If an Event of Default occurs and is continuing, the Trustee may in its discretion subject to the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class and shall, at the direction of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, proceed to protect and enforce its rights and the rights of the Note Purchasers and the Noteholders by such appropriate Proceedings as the Trustee, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture, any other Basic Document or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture, any other Basic Document or by law.

         (c) [RESERVED].

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate or any portion thereof, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and the whole amount then due to the Note Purchasers under the Basic Documents and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Note Purchasers and the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders and the Note Purchasers in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders, the Note Purchasers and of the Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, the Note Purchasers or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by the Noteholders and each Note Purchaser to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders or the Note Purchasers, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder or any Note Purchaser any plan of reorganization, arrangement, adjustment or composition affecting any class of the Notes or the rights of any Noteholder or any Note Purchaser or to authorize the Trustee to vote in respect of the claim of any Noteholder or any Note Purchaser in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         (f) All rights of action and of asserting claims under this Indenture, any other Basic Document or under the Notes, may be enforced by the Trustee without the possession of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the benefit of the Noteholders and the Note Purchasers.

         (g) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any other Basic Document), the Trustee shall be held to represent the Note Purchasers and the Noteholders, and it shall not be necessary to make the Note Purchasers or the Noteholders a party to any such proceedings. Notwithstanding the foregoing, nothing contained in this Indenture shall be deemed to prohibit a Note Purchaser or a Noteholder from representing itself in any such action or proceeding.

         SECTION 5.4 REMEDIES.

         (a) If an Event of Default shall have occurred and be continuing, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may do one or more of the following (subject to SECTION 5.5):

                  (i) institute or direct the Trustee to institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable by the Issuer under any Basic Document, on the Notes or under this Indenture with respect thereto, and all amounts due and owing to any Noteholder or any Note Purchaser pursuant to the Basic Documents, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes or such other obligations moneys adjudged due;

                  (ii) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Collateral;

                  (iii) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC with respect to the Collateral and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Note Purchasers and the Noteholders under the Basic Documents; and

                  (iv) sell or direct the Trustee to sell the Collateral or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the Collateral in connection with a securitization thereof) called and conducted in any manner permitted by law, in each case without giving consideration to whether the proceeds of any such sale shall be sufficient to pay amounts due and owing to the Class B Note Purchasers and the Class B Noteholders pursuant to the Basic Documents.

         (b) If a Class B Event of Default shall have occurred and be continuing, the Class B Note Purchasers and the Class B Majority Noteholders may do one or more of the following, subject in each case to the terms and provisions of the Intercreditor Agreement:

                  (i) institute or direct the Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture solely with respect to the Pledged Subordinate Securities;

                  (ii) exercise or direct the Trustee to exercise any remedies of a secured party under the UCC solely with respect to the Pledged Subordinate Securities and take any other appropriate action to protect and enforce the rights and remedies of the Trustee, the Class B Note Purchasers and the Class B Noteholders under the Basic Documents solely with respect to the Pledged Subordinate Securities; and

                  (iii) sell or direct the Trustee to sell the Pledged Subordinate Securities or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

         (c) If a Class B Event of Default shall have occurred and be continuing, the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents may do one or more of the following, subject in each case to the terms and provisions of the Intercreditor Agreement:

                  (i) institute or direct the Bear Indenture Trustee to institute Proceedings from time to time for the complete or partial foreclosure of this Indenture solely with respect to the UBS Cross Collateral;

                  (ii) exercise or direct the Bear Indenture Trustee to exercise any remedies of a secured party under the UCC solely with respect to the UBS Cross Collateral and take any other appropriate action to protect and enforce the rights and remedies of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents solely with respect to the UBS Cross Collateral; and

                  (iii) sell or direct the Bear Indenture Trustee to sell the UBS Cross Collateral or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law.

         SECTION 5.5 OPTIONAL PRESERVATION OF THE RECEIVABLES. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Collateral with the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and, subject to the Intercreditor Agreement, the Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

         SECTION 5.6 PRIORITIES.

         (a) If the Trustee collects any money or property in respect of the Collateral pursuant to this Article V, it shall pay out the money or property in the following order of priority:

                  (i) FIRST: to the Trustee for amounts due under Section 6.7;

                  (ii) SECOND: to the Class A Noteholders for amounts due and unpaid on the Class A Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest (including any premium);

                  (iii) THIRD: to the Class A Noteholders for amounts due and unpaid on the Class A Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of principal, until the outstanding principal amount of the Class A Notes is reduced to zero;

                  (iv) FOURTH: to the Class A Note Purchaser for any amounts due and owing thereto under the Basic Documents;

                  (v) FIFTH: to the Class A Noteholders, ratably, without preference or priority of any kind, for any amounts due and owing thereto under the Basic Documents;

                  (vi) SIXTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);

                  (vii) SEVENTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the outstanding principal amount of the Class B Notes is reduced to zero;

                  (viii) EIGHTH: to each Class B Note Purchaser, ratably, without preference or priority of any kind, for any amounts due and owing thereto under the Basic Documents;

                  (ix) NINTH: to the Class B Noteholders, ratably, without preference or priority of any kind, for any amounts due and owing thereto under the Basic Documents;

                  (x) TENTH: to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, ratably, without preference or priority of any kind, for any amounts due and owing thereto in respect of the Bear Secured Obligations; and

                  (xi) ELEVENTH: any excess amounts remaining after making the payments described in clauses FIRST through TENTH above, to be applied as Available Funds pursuant to Section 5.7(a) of the Sale and Servicing Agreement to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses FIRST through TENTH above.

         (b) If the Trustee collects any money or property in respect of the Pledged Subordinate Securities pursuant to this Article V, it shall pay out the money or property in the following order of priority:

                  (i) FIRST: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);

                  (ii) SECOND: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the outstanding principal amount of the Class B Notes is reduced to zero;

                  (iii) THIRD: to each Class B Note Purchaser, ratably, without preference or priority of any kind, for any amounts due and owing thereto under the Basic Documents;

                  (iv) FOURTH: to the Class B Noteholders, ratably, without preference or priority of any kind, for any amounts due and owing thereto under the Basic Documents;

                  (v) FIFTH: to the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents, ratably, without preference or priority of any kind, for any amounts due and owing thereto in respect of the Bear Secured Obligations; and

                  (vi) SIXTH: any excess amounts remaining after making the payments described in clauses FIRST through FIFTH above, to be applied as Class B Available Funds pursuant to Section 5.7(b) of the Sale and Servicing Agreement to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses FIRST through FIFTH above.

         (c) The Trustee may fix a record date and Settlement Date for any payment to the Note Purchasers and the Noteholders pursuant to this Section. At least 15 days before such record date the Trustee shall mail to the Issuer, each Note Purchaser and each Noteholder a notice that states such record date, the Settlement Date and the amount to be paid.

         SECTION 5.7 LIMITATION OF SUITS.

         (a) The Controlling Note Purchaser shall have the right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, in each case with respect to the Collateral or the UBS Cross Collateral, provided, that:

                  (i) the Majority Noteholders of the Highest Priority Class have previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Majority Noteholders of the Highest Priority Class have made a written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) the Majority Noteholders of the Highest Priority Class have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; and

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

it being understood and intended that no Holder of a Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of the Notes or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, except in the manner provided herein or in the other Basic Documents, in each case subject to the Intercreditor Agreement, and it being understood that if a Note is held by the Controlling Note Purchaser or an Affiliate thereof, the Holder may directly institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy.

         (b) The Class B Note Purchasers shall have the right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, in each case solely with respect to the Pledged Subordinate Securities and the Class B Available Funds, provided, that:

                  (i) the Class B Majority Noteholders have previously given written notice to the Trustee of a continuing Class B Event of Default;

                  (ii) the Class B Majority Noteholders have made a written request to the Trustee to institute such proceeding in respect of such Class B Event of Default in its own name as Trustee hereunder;

                  (iii) the Class B Majority Noteholders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; and

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

it being understood and intended that no Holder of a Class B Note shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture, in each case solely with respect to the Pledged Subordinate Securities, except in the manner provided herein or in the other Basic Documents and it being understood that if a Class B Note is held by the Controlling Note Purchaser or an Affiliate thereof, the Holder may directly institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy.

         (c) Only the Bear Indenture Trustee shall have the right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, in each case solely with respect to the UBS Cross Collateral and subject to the prior Lien thereon Granted pursuant to Granting Clause I of this Indenture and to the terms and provisions of the Intercreditor Agreement, provided, that:

                  (i) the Class B majority noteholders under the Bear Basic Documents shall have previously given written notice to the Bear Indenture Trustee of a continuing Class B Event of Default pursuant to the Bear Basic Documents;

                  (ii) the Class B majority noteholders under the Bear Basic Documents shall have made a written request to the Bear Indenture Trustee to institute such proceeding in respect of such Class B Event of Default in its own name as Bear Indenture Trustee thereunder;

                  (iii) the Class B majority noteholders under the Bear Basic Documents shall have offered to the Bear Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request; and

                  (iv) the Bear Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have has failed to institute such proceedings;

it being understood and intended that no Class B noteholder under the Bear Basic Documents shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any other Basic Document or any Bear Basic Document to affect, disturb or prejudice the rights of any other Class B noteholder under the Bear Basic Documents or to obtain or to seek to obtain priority or preference over any other Class B noteholder under the Bear Basic Documents or to enforce any right under this Indenture, except in the manner provided herein, in the other Basic Documents or in the Bear Basic Documents.

         SECTION 5.8 UNCONDITIONAL RIGHTS OF THE NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions of this Indenture,
(i) each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the applicable Percentage Interest of principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture in accordance with the priorities specified in Section 5.8 of the Sale and Servicing Agreement and Section 5.6(a) of this Indenture, and (ii) each Note Purchaser shall have the right, which is absolute and unconditional, to receive payment of all amounts owed to it by the Issuer under the Basic Documents when the same shall become due (in accordance with the priorities specified in Section 5.8 of the Sale and Servicing Agreement and Section 5.6(a) of this Indenture), and, in each case, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, as applicable.

         SECTION 5.9 RESTORATION OF RIGHTS AND REMEDIES. If any Note Purchaser or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee, such Note Purchaser or to such Noteholder, then and in every such case the Issuer, the Trustee, such Note Purchaser and such Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, such Note Purchaser and such Noteholder shall continue as though no such proceeding had been instituted.

         SECTION 5.10 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to any Note Purchaser or any Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11 DELAY OR OMISSION NOT A WAIVER. No delay or omission of any Note Purchaser or any Noteholder to exercise any right or remedy accruing upon any Default, Event of Default, Class B Default or Class B Event of Default shall impair any such right or remedy or constitute a waiver of any such Default, Event of Default, Class B Default or Class B Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, any Note Purchaser or any Noteholder may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, such Note Purchaser or such Noteholder, as the case may be.

         SECTION 5.12 [RESERVED].

         SECTION 5.13 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the

Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on the Highest Priority Class of Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each affected Note Purchaser and each affected Noteholder. In the case of any such waiver, the Issuer, the Trustee, the Note Purchasers and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

         SECTION 5.14 UNDERTAKING FOR COSTS. Each of the Issuer and the Trustee agrees, and each Note Purchaser and each Noteholder, by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Note Purchaser or Noteholders holding in the aggregate more than 10% of Percentage Interests of any class of Notes or (c) any suit instituted by the Noteholders for the enforcement of the payment of principal of or interest on the Notes on or after the respective due dates expressed in the Notes and in this Indenture.

         SECTION 5.15 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power and any right of the Issuer to take such action shall be suspended.

         SECTION 5.16 SALE OF TRUST ESTATE.

         (a) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Collateral, or any portion thereof pursuant to Section 5.4(a)(iv) unless,

                  (i) the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class consent to or direct the Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of (x) all amounts due on the entire unpaid principal amount of each class of Notes and interest due or to become due thereon in accordance with Section 5.6(a) hereof on the Settlement Date next succeeding the date of such sale and (y) all amounts due the Note Purchasers and the Noteholders under the Basic Documents.

         The Trustee shall act upon the direction of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class pursuant to
Section 5.16(a)(i) without giving consideration to whether the proceeds of any such sale shall be sufficient to pay amounts due and owing to the Class B Note Purchasers and the Class B Noteholders pursuant to the Basic Documents.

         (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell to a third party the Pledged Subordinate Securities, or any portion thereof pursuant to Section 5.4(b)(iii) unless,

                  (i) the Class B Note Purchasers and the Class B Majority Noteholders consent to or direct the Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of (x) all amounts due on the entire unpaid principal amount of the Class B Notes and interest due or to become due thereon in accordance with Section 5.6(b) hereof on the Settlement Date next succeeding the date of such sale and (y) all amounts due the Class B Note Purchasers and the Class B Noteholders under the Basic Documents.

         (c) To the extent permitted by applicable law and subject to the prior Lien Granted pursuant to Granting Clause I of this Indenture and to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee shall not in any private sale sell to a third party the UBS Cross Collateral, or any portion thereof pursuant to Section 5.4(c)(iii) unless,

                  (i) the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents consent to or direct the Bear Indenture Trustee in writing to make such sale; or

                  (ii) the proceeds of such sale would be not less than the sum of (x) all amounts due on the entire unpaid principal amount of the Class B notes under the Bear Basic Documents and interest due or to become due thereon in accordance with Section 5.6(b) hereof on the Settlement Date next succeeding the date of such sale and (y) all amounts due the Class B note purchasers and the Class B noteholders under the Bear Basic Documents.

         (d) For any public sale of the Trust Estate pursuant to Section 5.4(a)(iv) or 5.4(b)(iii), the Trustee shall have provided the applicable Note Purchasers, the applicable Noteholders and the Bear Indenture Trustee, if applicable, with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale. For any public sale of the Trust Estate pursuant to Section 5.4(c)(iii), the Bear Indenture Trustee shall have provided the Class B note purchasers and the Class B noteholders under the Bear Basic Documents with notice of such sale at least two weeks in advance of such sale which notice shall specify the date, time and location of such sale.

         (e) In connection with a sale of all or any portion of the Collateral pursuant to Section 5.4(a)(iv):

                  (i) any Note Purchaser or any Noteholder may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, without further accountability, and (x) any Noteholder of the Highest Priority Class may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Note of the Highest Priority Class or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Note of the Highest Priority Class so delivered shall be cancelled and extinguished except that, in case the amounts so payable thereon shall be less than the amount due thereon, such Note shall be returned to the related Noteholder after being appropriately stamped to show such partial payment and (y) the Controlling Note Purchaser may, in paying the purchase money therefor, set-off against any amount owed to it by the Issuer under the Basic Documents;

                  (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof; and

                  (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale.

         (f) In connection with a sale of all or any portion of the Pledged Subordinate Securities pursuant to Section 5.4(b)(iii):

                  (i) any Class B Note Purchaser or any Class B Noteholder may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, without further accountability, and (x) any Class B Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any Outstanding Class B Note or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Class B Note so delivered shall be cancelled and extinguished except that, in case the amounts so payable thereon shall be less than the amount due thereon, such Class B Note shall be returned to the related Class B Noteholder after being appropriately stamped to show such partial payment and (y) any Class B Note Purchaser may, in paying the purchase money therefor, set-off against any amount owed to it under the Basic Documents;

                  (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Pledged Subordinate Securities in connection with a sale thereof; and

                  (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Pledged Subordinate Securities in connection with a sale thereof, and to take all action necessary to effect such sale.

         (g) In connection with a sale of all or any portion of the UBS Cross Collateral pursuant to Section 5.4(c)(iii), subject to the prior Lien Granted pursuant to Granting Clause I of this Indenture and to the terms and provisions of the Intercreditor Agreement:

                  (i) any Class B note purchaser or any Class B noteholder under the Bear Basic Documents may bid for and purchase the property offered for sale, and may hold, retain, possess and dispose of such property, without further accountability, and (x) any Class B noteholder under the Bear Basic Documents may, in paying the purchase money therefor, deliver in lieu of cash any outstanding Class B note issued under the Bear Basic Documents or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and the Class B note so delivered shall be cancelled and extinguished except that, in case the amounts so payable thereon shall be less than the amount due thereon, such Class B note shall be returned to the related Class B noteholder after being appropriately stamped to show such partial payment and (y) any Class B note purchaser under the Bear Basic Documents may, in paying the purchase money therefor, set-off against any amount owed to it under the Bear Basic Documents;

                  (ii) the Bear Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the UBS Cross Collateral in connection with a sale thereof; and

                  (iii) the Bear Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the UBS Cross Collateral in connection with a sale thereof, and to take all action necessary to effect such sale.

         (h) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate pursuant to Section 5.4(a)(iv), Section 5.4(b)(iii) or Section 5.4(c)(iii) or otherwise shall be commercially reasonable.

         SECTION 5.17 CONSEQUENCES OF A TFC FUNDING TERMINATION EVENT. Upon a responsible officer of the Issuer having notice or actual knowledge thereof, the Issuer agrees to give the Trustee, the Class A Noteholders and the Class A Note Purchaser prompt written notice of any TFC Funding Termination Event. Upon the occurrence and continuation of a TFC Funding Termination Event, the Class A Note Purchaser and the Class A Majority Noteholders may terminate CPS and TFC as the Servicer and subservicer, respectively, of the TFC Receivables, and direct the Trustee to sell the TFC Receivables or any portion thereof or rights or interest therein, at one or more public or private sales (including, without limitation, the sale of the TFC Receivables in connection with a securitization thereof) called and conducted in any manner permitted by applicable law. The proceeds of any such sale shall be applied as Available Funds pursuant to Section 5.7(a) or
Section 5.7(c) of the Sale and Servicing Agreement, as applicable. Upon the occurrence of a TFC Funding Termination Event, no future Advance may be made with respect to a TFC Receivable.

                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.1 DUTIES OF TRUSTEE. If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the other Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (a) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and each of the other Basic Documents to which it is a party (and, solely with respect to any of its rights, obligations or remedies with respect to any Bear Cross Collateral for the benefit of the Class B Noteholders and the Class B Note Purchasers, such duties as are specified with respect thereto in the Bear Basic Documents (including, without limitation, the Bear Intercreditor Agreement)) and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (b) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section; and

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

         (c) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

         (d) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement. (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         (g) The Trustee shall permit any representative of any Note Purchaser or any Noteholder, during the Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes and the transactions contemplated by the Basic Documents, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes and the Note Purchasers, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes and the Note Purchasers.

         (h) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the other Basic Documents and, solely with respect to any of its rights, obligations or remedies with respect to any Bear Cross Collateral for the benefit of the Class B Noteholders and the Class B Note Purchasers, such duties as are specified with respect thereto in the Bear Basic Documents (including, without limitation, the Bear Intercreditor Agreement).

         (i) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

         (j) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee's attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

         SECTION 6.2 RIGHTS OF TRUSTEE. Subject to Sections 6.1 and this Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer, any Note Purchaser or any Noteholder in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 the Trustee shall not be required to make any independent investigation with respect thereto.

         (a) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate.

         (b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of the Servicer, the Backup Servicer or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (d) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the other Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any Note Purchaser or any Noteholder, pursuant to the provisions of this Indenture, unless such Note Purchaser and/or such Noteholder, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture in accordance with Section 6.1.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         SECTION 6.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of a Note and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

         SECTION 6.4 TRUSTEE'S DISCLAIMER. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate, the Collateral, the Pledged Subordinate Securities, the UBS Cross Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         SECTION 6.5 NOTICE OF DEFAULTS. If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Note Purchaser and each Noteholder a notice of the Default within three (3) Business Days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any class of Notes (including payments pursuant to the mandatory redemption provisions of such class of Notes, if any) or a default in payment of any other amount due and owing to any Noteholder or any Note Purchaser pursuant to the Basic Documents, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Noteholders.

         SECTION 6.6 REPORTS BY TRUSTEE TO THE NOTEHOLDERS. The Trustee shall on behalf of the Issuer deliver to the Noteholders and each Note Purchaser such information as may be reasonably required to enable the Noteholders and the Note Purchasers to prepare their respective Federal and State income tax returns.

         SECTION 6.7 COMPENSATION AND INDEMNITY. Pursuant to Section 5.7(a) of the Sale and Servicing Agreement, the Issuer shall pay to the Trustee from time to time compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant and subject to Section 5.7(a) of the Sale and Servicing Agreement, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on its part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(a)(v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the other Basic Documents, the recourse of the Trustee hereunder and under the other Basic Documents specifically shall not be recourse to the assets of any Noteholder or any Note Purchaser.

         SECTION 6.8 Replacement of Trustee. The Issuer may, with the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, and at the request of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall, remove the Trustee if:

                  (i) the Trustee fails to comply with Section 6.11 or the Trustee fails to perform any other material covenant or agreement of the Trustee set forth in the Basic Documents to which the Trustee is a party and such failure continues for 45 days after written notice of such failure from a Note Purchaser or a Noteholder;

                  (ii) an Insolvency Event with respect to the Trustee occurs;
         or

                  (iii) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee acceptable to the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class. If the Issuer fails to appoint such a successor Trustee, the Controlling Note Purchaser and/or the Majority Noteholders of the Highest Priority Class may appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, each Note Purchaser, each Noteholder and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to SECTION 6.8.

         Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer's and the Servicer's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9 SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. The Trustee shall provide prior written notice of any such transaction to each Noteholder and each Note Purchaser.

         (a) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver the Notes so authenticated; and in case at that time the Notes shall not have been authenticated, any successor to the Trustee may authenticate the Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee with the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and the Note Purchasers, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to the Note Purchasers or the Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

         (a) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (b) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (c) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11 ELIGIBILITY: DISQUALIFICATION. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or state authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by Standard & Poor's or Moody's. The Trustee shall provide copies of such reports to each Note Purchaser and each Noteholder upon request.

         SECTION 6.12 [RESERVED].

         SECTION 6.13 APPOINTMENT AND POWERS. Subject to the terms and conditions hereof, the Noteholders and the Note Purchasers hereby appoint Wells Fargo Bank, National Association as Trustee, custodian and bailee with respect to the Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the benefit of the Noteholders and the Note Purchasers, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. In addition, subject to the terms and conditions hereof, the Class B Noteholders and the Class B Note Purchasers hereby appoint Wells Fargo Bank, National Association as the Trustee with respect to the Pledged Subordinate Securities, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Pledged Subordinate Securities for the benefit of the Class B Noteholders and the Class B Note Purchasers, to maintain custody and possession of such Pledged Subordinate Securities (except as otherwise provided hereunder) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. In addition, subject to the terms and conditions hereof, the Class B Noteholders and the Class B Note Purchasers hereby appoint Wells Fargo Bank, National Association as the Trustee with respect to the Bear Cross Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Bear Cross Collateral for the benefit of the Class B Noteholders and the Class B Note Purchasers, to exercise all rights and remedies relating to such Bear Cross Collateral on behalf of the Class B Noteholders and the Class B Note Purchasers (as provided herein and in the Bear Basic Documents), in each case subject to the terms and provisions of the Bear Intercreditor Agreement, and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Note Purchaser and each Noteholder, by its acceptance of a Note, hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as such Note Purchaser or such Noteholder may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or any Intercreditor Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14 PERFORMANCE OF DUTIES. The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Majority Noteholders of the Highest Priority Class or the Controlling Note Purchaser in accordance with this Indenture and the other Basic Documents. The Trustee shall not be required to take any discretionary actions hereunder except
(i) at the written direction of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, or (ii) in the case of discretionary actions solely with respect to the Pledged Subordinate Securities or the Bear Cross Collateral, subject to the prior Lien Granted pursuant to Granting Clause I of the Bear Indenture and the Bear Intercreditor Agreement, at the written direction of the Class B Note Purchasers and the Class B Majority Noteholders. The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Basic Documents.

         SECTION 6.15 LIMITATION ON LIABILITY. Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer, any Note Purchaser or any Noteholder for any action taken or omitted by the Trustee in connection with the Collateral, the Pledged Subordinate Securities or the UBS Cross Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to any Note Purchaser or any Noteholder except for negligence, bad faith or willful misconduct in carrying out its duties to such Note Purchaser or such Noteholder. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from any Note Purchaser or any Noteholder unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.16 [RESERVED].

         SECTION 6.17 SUCCESSOR TRUSTEE.

         (a) MERGER. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral, the Pledged Subordinate Securities and the UBS Cross Collateral and all of the trusts, powers, descriptions, immunities, privileges and other matters and have all of the obligations as its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Trustee for the benefit of the (i) the Note Purchasers and the Noteholders in the Collateral, (ii) the Class B Note Purchasers and the Class B Noteholders in the Pledged Subordinate Securities, and (iii) subject to the prior Lien Granted pursuant to Granting Clause I of this Indenture and to the terms and provisions of the Intercreditor Agreement, the Bear Indenture Trustee for the benefit of the Class B note purchasers and the Class B noteholders under the Bear Basic Documents in the UBS Cross Collateral; provided that any such successor shall also be the successor Trustee under SECTION 6.9.

         (b) REMOVAL. The Trustee may be removed by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Trustee and the Issuer. A temporary successor may be removed at any time to allow a successor Trustee to be appointed pursuant to subsection (c) below. Any removal pursuant to the provisions of this subsection
(b) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trustee and the acceptance in writing by such successor Trustee of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Note Purchasers and the Noteholders of an Opinion of Counsel to the effect described in Section 3.4.

         (c) ACCEPTANCE BY SUCCESSOR. The Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class shall have the sole right to appoint each successor Trustee. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee, the Note Purchasers, the Noteholders and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral, Pledged Subordinate Securities and UBS Cross Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class or the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Issuer or the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral, the Pledged Subordinate Securities and the UBS Cross Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral, the Pledged Subordinate Securities and the UBS Cross Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

         SECTION 6.18 [RESERVED].

         SECTION 6.19 REPRESENTATIONS AND WARRANTIES OF THE TRUSTEE. The Trustee represents and warrants to the Issuer, each Note Purchaser and each Noteholder as follows:

         (a) The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

         (d) The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.20 WAIVER OF SETOFFS. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Pledged Account or Deposit Account and agrees that amounts in the Pledged Accounts or Deposit Account shall at all times be held and applied solely in accordance with the provisions hereof and the other Basic Documents.

         SECTION 6.21 CONTROL BY THE CONTROLLING NOTE PURCHASER AND THE MAJORITY NOTEHOLDERS OF THE HIGHEST PRIORITY CLASS. The Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, except that if any Event of Default shall have occurred and be continuing, the Trustee shall act upon and comply with notices and instructions given by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class alone in the place and stead of the Issuer. Notwithstanding the foregoing, the Trustee shall comply with notices and instructions given by the Issuer solely with respect to the Pledged Subordinate Securities or the Bear Cross Collateral, subject to the Bear Intercreditor Agreement, only if accompanied by the written consent of the Class B Note Purchasers and the Class B Majority Noteholders.


                                   ARTICLE VII

                                   [RESERVED]


                                  ARTICLE VIII

                COLLECTION OF MONEY AND RELEASES OF TRUST ESTATE

         SECTION 8.1 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the other Basic Documents. The Trustee shall apply all such money received by it as provided in this Indenture, the Sale and Servicing Agreement and the other Basic Documents. Except as otherwise expressly provided in this Indenture or in the other Basic Documents, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2 RELEASE OF TRUST ESTATE. Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the other Basic Documents. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (a) The Trustee shall, at such time as there are no Notes Outstanding, all amounts due and owing to the Note Purchasers and the Noteholders under any of the Basic Documents have been paid in full, all sums due the Trustee pursuant to Section 6.7 have been paid and the respective terms of the Commitments shall have expired, release any remaining portion of the Trust Estate that secured the Notes and the other obligations of the Issuer, the Purchaser and the Seller to the Note Purchasers and the Noteholders pursuant to the Basic Documents from the lien of this Indenture and release to the Deposit Account any funds then on deposit in the Pledged Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, a copy of each of which shall also be delivered to each Note Purchaser and each Noteholder.

         OPINION OF COUNSEL. The Trustee and each Note Purchaser shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of any Note Purchaser and/or any Noteholder in contravention of the provisions of this Indenture or any of the other Basic Documents; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

         SECTION 9.1 SUPPLEMENTAL INDENTURES WITH CONSENT OF THE CONTROLLING NOTE PURCHASER AND THE MAJORITY NOTEHOLDERS OF THE HIGHEST PRIORITY CLASS.

         (a) With the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture (other than the Pledged Subordinate Securities), or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture (other than the Pledged Subordinate Securities), or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of any class of Noteholders and any Note Purchaser, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of any Note Purchaser or any Noteholder; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) With the prior written consent of the Class B Note Purchasers and the Class B Majority Noteholders, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, to correct or amplify the description of the Pledged Subordinate Securities, or better to assure, convey and confirm unto the Trustee the Pledged Subordinate Securities. The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (c) With the prior written consent of the Bear Indenture Trustee, the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents and subject to the prior Lien Granted pursuant to Granting Clause I of this Indenture and to the terms and provisions of the Intercreditor Agreement, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, to correct or amplify the description of the UBS Cross Collateral, or better to assure, convey and confirm unto the Trustee the UBS Cross Collateral. The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (d) The Issuer and the Trustee, when authorized by an Issuer Order, may, also with the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of any Note Purchaser or any Noteholder under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of such Note Purchaser or such Noteholder.

         SECTION 9.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTE PURCHASERS AND NOTEHOLDERS.

         (a) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class, enter into an indenture or indentures supplemental hereto for any purpose; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Note Purchaser or any Noteholder; provided, further however, that, no such supplemental indenture shall, without the prior written consent of the affected Note Purchaser and all of the Noteholders of a class of Notes affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on a class of Notes or any other amount owed by the Issuer under the Basic Documents, or reduce the Percentage Interest thereof, the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on any class of Notes or any other amount owed by the Issuer under the Basic Documents, or change any place of payment where, or the coin or currency in which, any class of Notes or the interest thereon or any other amount owed by the Issuer under the Basic Documents is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in ARTICLE V, to the payment of any such amount due on any class of Notes or any other amount owed by the Issuer under the Basic Documents on or after the respective due dates thereof;

                  (iii) reduce the Percentage Interest, the consent of the Holders of which is required for any such supplemental indenture, or eliminate the requirement that the applicable Note Purchaser consent thereto, or the consent of the Holders of which or the applicable Note Purchaser is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the Percentage Interest required to direct the Trustee to direct the Issuer to sell or liquidate the Collateral or eliminate the requirement that the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class so direct pursuant to Section 5.4(a);

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount or timing of any payment of (x) interest or principal due on any class of Notes on any Settlement Date (including the calculation of any of the individual components of such calculation) or (y) any amount due to any Note Purchaser or any Noteholder under the Basic Documents, or affect the rights of any Note Purchaser or any Noteholder under the Basic Documents or to affect the rights of any Noteholder to the benefit of any provisions for the mandatory redemption of any class of Notes contained herein; or

                  (viii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Noteholders or a Note Purchaser of the security provided by the Lien of this Indenture.

         (b) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Class B Note Purchasers and the Class B Majority Noteholders, enter into an indenture or indentures supplemental hereto for any purpose that affects solely the rights of any Class B Note Purchaser or any Class B Noteholder; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any respect the interests of any Class A Note Purchaser or any Class A Noteholder; provided, further however, that, no such supplemental indenture shall, without the prior written consent of all of the Class B Noteholders:

                  (i) change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Pledged Subordinate Securities or the Bear Cross Collateral to payment of principal of or interest on the Class B Notes;

                  (ii) reduce the Percentage Interest required to direct the Trustee to direct the Issuer to sell or liquidate the Pledged Subordinate Securities or eliminate the requirement that the Class B Note Purchasers and the Class B Majority Noteholders so direct pursuant to Section 5.4(b); or

                  (iii) permit the creation of any Lien ranking prior to or on a parity with the Lien created pursuant to Granting Clause II of this Indenture or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the Lien created pursuant to Granting Clause II of this Indenture at any time subject hereto or deprive the Class B Noteholders or the Class B Note Purchasers of the security provided by the Lien created pursuant to Granting Clause II of this Indenture.

         (c) The Issuer and the Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Bear Indenture Trustee and the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents, enter into an indenture or indentures supplemental hereto for any purpose that affects solely the rights of any Class B note purchaser or any

Class B noteholder under the Bear Basic Documents; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any respect the interests of any Class A Note Purchaser or any Class A Noteholder; provided, further however, that, no such supplemental indenture shall, without the prior written consent of all of the Class B noteholders and Class B note purchasers under the Bear Basic Documents:

                  (i) change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the UBS Cross Collateral to payment of principal of or interest on the Class B Notes;

                  (ii) reduce the Percentage Interest required to direct the Bear Indenture Trustee to direct the Issuer to sell or liquidate the UBS Cross Collateral or eliminate the requirement that the Class B note purchasers and the Class B majority noteholders under the Bear Basic Documents so direct pursuant to Section 5.4(c); or

                  (iii) subject to the Intercreditor Agreements, permit the creation of any Lien ranking prior to or on a parity with the Lien created pursuant to Granting Clause III of this Indenture (other than the Lien granted pursuant to Granting Clause I of this Indenture) or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the Lien created pursuant to Granting Clause III of this Indenture at any time subject hereto or deprive the Bear Indenture Trustee or the Class B noteholders or the Class B note purchasers under the Bear Basic Documents, as applicable, of the security provided by the Lien created pursuant to Granting Clause III of this Indenture, subject to the prior Lien Granted pursuant to Granting Clause I of this Indenture and the terms and provisions of the Intercreditor Agreement.

         (d) Unless otherwise specified by the Controlling Note Purchaser, the Trustee may determine whether or not a class of Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Note Purchasers and the Noteholders, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         (e) It shall not be necessary for any Act of the Noteholders of an affected class under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. It shall be necessary for any Act of any affected Note Purchaser under this Section to approve the substance and particular form of any proposed supplemental indenture.

         (f) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to each Note Purchasers and each Noteholder a copy of such supplemental indenture. Any failure of the Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer, the Note Purchasers and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                                   ARTICLE II

                        REPAYMENT AND PREPAYMENT OF NOTES

         SECTION 10.1 REPAYMENT OF THE NOTES; OPTIONAL PREPAYMENT OF THE NOTES. If the Class A Facility Termination Date is determined in accordance with subsection (I) of the definition thereof, the outstanding principal balance of the Class A Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the Class A Final Scheduled Settlement Date. If the Class A Facility Termination Date is determined in accordance with subsection (II) of the definition thereof, the Class A Facility Termination Date will result in immediate acceleration of the Class A Notes pursuant to Section
5.2 hereof. If the Class A Facility Termination Date is determined in accordance with subsection (III) of the definition thereof, the outstanding principal balance of the Class A Notes and all accrued and unpaid interest thereon will be amortized and shall be payable in full by the third Settlement Date following the relevant anniversary of the Class A Closing Date. Subject to the prior payment in full of the Class A Notes and any outstanding amounts due and owing to the Class A Note Purchaser and the Class A Noteholders under the Basic Documents, the outstanding principal amount of the Class B Notes and all accrued and unpaid interest thereon shall be payable in full on the Class B Facility Termination Date and otherwise as provided in Section 3.1, the form of Class B Note attached as Exhibit A-2, the Sale and Servicing Agreement and the other Basic Documents. The Issuer may, at its option, prepay the applicable Invested Amount of any class of Notes, in whole or in part, at any time on any Business Day (such day the "Prepayment Date") in accordance with this Section 10.1 and
Section 10.2; provided that no such prepayment may occur in connection with the closing of a Securitization Transaction unless all proceeds from such Securitization Transaction, net of any placement and/or underwriting fees, any premiums due to the related financial guaranty insurers and any required account deposits, are deposited into the Collection Account on the related Securitization Closing Date and the Pledged Subordinate Securities, if any, are delivered to the Trustee pursuant to Section 3.3(c) of the Sale and Servicing Agreement on the related Securitization Closing Date; provided further, that no such prepayment may occur (i) unless and until all amounts due and payable in respect of clauses (i) through (v) of Section 5.7(a) of the Sale and Servicing Agreement have been paid in full irrespective of whether Available Funds are sufficient for this purpose or (ii) if, after giving effect to such prepayment and the release of any related Collateral, a Class A Borrowing Base Deficiency shall exist. Simultaneous with any such prepayment, the Issuer shall pay all accrued and unpaid interest on the applicable Invested Amount to be prepaid and all other amounts then due and owing to the Class A Note Purchaser and the Class A Noteholders under the Basic Documents. Upon the deposit of any prepayment and all such other amounts then due and owing to the Class A Note Purchaser and the Class A Noteholders under the Basic Documents into the Collection Account, the Trustee shall release the Collateral (including any UBS Cross Collateral and, in the case of a prepayment of the Class B Notes, if no Class B Borrowing Base Deficiency would exist after giving effect to such prepayment, the related Pledged Subordinate Securities, if any) that is the subject of such prepayment from the lien of this Indenture. In connection with such prepayment, the Trustee shall be entitled to conclusively rely upon the direction of the Issuer to the Trustee (a form of which is attached hereto as Exhibit E) to release such Collateral and UBS Cross Collateral (or Pledged Subordinate Securities, in the case of a prepayment of the Class B Notes) as may be identified by the Issuer in writing and consented to in writing by the Controlling Note Purchaser (in the case of any Collateral and UBS Cross Collateral to be released) or the Class B Note Purchaser (in the case of any Pledged Subordinate Securities to be released) as being the subject of such prepayment upon the conditions specified in such writing, which consent shall not unreasonably be withheld. All prepayments in part shall be in principal amounts of at least $100,000. The Issuer shall cause any proceeds (including, without limitation, capitalized interest amounts) that would otherwise be due and payable to the Issuer upon a subsequent transfer of the related Receivables after a Securitization Closing Date (any such proceeds, the "Pre-Funding Proceeds") to be deposited into the Collection Account for distribution as Class B Available Funds pursuant to
Section 5.8(b) of the Sale and Servicing Agreement.

         SECTION 10.2 NOTICE OF PREPAYMENT. Notice of the prepayment of any class of Notes shall be given, upon the direction of the Issuer, by the Trustee by facsimile transmission, courier or first class mail, postage prepaid, mailed, faxed or couriered not less than five (5) days prior to the related Prepayment Date, to each Note Purchaser and each Noteholder. All notices of prepayment shall state (i) the Prepayment Date, (ii) the applicable Invested Amount(s) to be prepaid, (iii) the estimated accrued and unpaid interest on the applicable Invested Amount(s) to be prepaid and (iv) any other amounts due and owing to any Note Purchaser under the Basic Documents. Failure to give notice of prepayment, or any defect therein, to a Noteholder or a Note Purchaser shall not impair or affect the validity of such prepayment.

         SECTION 10.3 GENERAL PROCEDURES.

         (a) The applicable Invested Amount of a class of Notes and amounts due to the related Note Purchasers under the Basic Documents shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Available Funds unless such Available Funds shall have been actually paid to the Noteholders of such class or to the related Note Purchasers, as applicable. The applicable Invested Amount of a class of Notes and amounts due to the related Note Purchasers by the Issuer under the Basic Documents shall not be considered repaid by any distribution of any portion of the Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the Noteholders of such class or the related Note Purchasers, as applicable, such principal, interest and/or other amount shall be reinstated in an amount equal to the amount returned by the Noteholders of such class or the related Note Purchasers, as applicable. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         (b) The applicable Class B Invested Amount and amounts due to the Class B Note Purchasers by the Issuer under the Basic Documents shall not be considered reduced by any allocation, setting aside or distribution of any portion of the Class B Available Funds unless such Class B Available Funds shall have been actually paid to the Class B Noteholders or to the Class B Note Purchasers, as applicable. The applicable Class B Invested Amount and amounts due to the Class B Note Purchasers by the Issuer under the Basic Documents shall not be considered repaid by any distribution of any portion of the Class B Available Funds if at any time such distribution is rescinded or must otherwise be returned for any reason, in which event, if such amount has been returned by the Class B Noteholders or the Class B Note Purchasers, as applicable, such principal, interest and/or other amount shall be reinstated in an amount equal to the amount returned by the Class B Noteholders or the Class B Note Purchasers, as applicable. No provision of this Indenture shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.


                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 11.1 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Except as set forth herein, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture (other than any request hereunder by the Issuer for an Advance), the Issuer shall furnish to the Trustee, with a copy of each to each Note Purchaser and each Noteholder, (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         (b) Other than with respect to Dollars, prior to the deposit of any Collateral, any Pledged Subordinate Securities, any UBS Cross Collateral or any other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee, with a copy thereof to each Note Purchaser and each Noteholder, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral, the Pledged Subordinate Securities, the UBS Cross Collateral or the other property or securities to be so deposited.

         (c) Other than with respect to the release of any Purchased Receivables or Liquidated Receivables or the release, if any, of any Receivables upon a mandatory or partial prepayment of any class of Notes and other amounts due to any Note Purchaser from the Issuer under the Basic Documents pursuant to Section 10.1, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish, prior to or contemporaneous with such release, to the Trustee, with a copy thereof to each Note Purchaser and each Noteholder, an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (such fair value to be as of a date within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

         (d) Notwithstanding Section 2.10 or any provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Pledged Accounts as and to the extent permitted or required by the Basic Documents.

         SECTION 11.2 FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (a) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller, the Purchaser or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Purchaser or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (c) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3 ACTS OF NOTEHOLDERS OR NOTE PURCHASERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by any Noteholder or any Note Purchaser may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholder or such Note Purchaser in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of such Noteholder or such Note Purchaser signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (a) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

         (b) The ownership of the Notes of each class shall be proved by the Note Register.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Holder of a Note shall bind each Holder of such Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         (d) Any waiver, consent or approval given by the Controlling Note Purchaser under this Indenture or any other Basic Document shall be binding upon each Class A Noteholder, each Class B Note Purchaser, each Class B Noteholder and their respective successors and permitted assigns. In addition, any waiver, consent or approval given by the Majority Noteholders of a class of Notes under this Indenture or any other Basic Document shall be binding upon each Holder of the related class of Notes and their respective successors and permitted assigns.

         SECTION 11.4 NOTICES, ETC., TO TRUSTEE, ISSUER, THE NOTE PURCHASERS AND NOTEHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or Act of the any Noteholder or any Note Purchasers or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (i) the Trustee by any Note Purchaser, any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt of the Trustee at its Corporate Trust Office;

                  (ii) the Issuer by the Trustee or by any Note Purchaser or any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall deemed to have been duly given upon receipt by the Issuer at the Corporate Trust Office of the Owner Trustee, with a copy to Consumer Portfolio Services, Inc. 16355 Laguna Canyon Road, Irvine, California 92618 Attention: Mark Creatura, Esq. Confirmation: (888) 785-6691, Telecopy No. (949) 753-6897 or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from any Noteholders or any Note Purchaser to the Trustee; or

                  (iii) any notice to a Note Purchaser shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested, or personally delivered or telexed or telecopied to the recipient as follows (or such other address previously furnished in writing to the Trustee):

                  If to the Class A Note Purchaser, to:

                  UBS Real Estate Securities Inc.
                  1285 Avenue of the Americas, 11th Floor
                  Attention:  Prakash Wadhwani
                  New York, New York  10019

                  Telephone: 212-713-3983
                  Telecopy:  212-713-7999

                  If to the Class B Note Purchasers, to:

                  The Patriot Group, LLC
                  One Thorndal Circle, 3rd Floor
                  Darien, CT  06820
                  Attention:  Bruce Katz

                  Telephone: (203) 656-4395
                  Telecopy:  (203) 656-4483

                  and

                  Waterfall Eden Fund, LP
                  1185 Avenue of the Americas
                  18th Floor
                  New York, NY  10036
                  Attention:  Jack Ross

                  Telephone: (212) 843-8905
                  Telecopy:  (212) 843-8909

                  (iv) any notice to a Noteholder shall be sufficient for any purpose hereunder if in writing and delivered by overnight courier or mailed certified mail, return receipt requested, or personally delivered or telexed or telecopied to the recipient's contact information reflected in the Note Register.

                  (v) Any Note Purchaser may deliver to the Noteholders any notices, reports, Servicer's Certificates or any other documentation delivered to such Note Purchaser hereunder or under any Basic Document, but is under no obligation to so deliver such documentation and shall not be liable for the content thereof.

         SECTION 11.5 WAIVER. Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice with respect to itself only, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by any

Note Purchaser or any Noteholder shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver. In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to any Note Purchaser or any Noteholder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.6 ALTERNATE PAYMENT AND NOTICE PROVISIONS. Notwithstanding any provision of this Indenture or any class of Notes to the contrary, the Issuer may enter into any agreement with the Holder of any class of Notes or any Note Purchaser providing for a method of payment, or notice by the Trustee or the Note Paying Agent to such Holder or such Note Purchaser, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.8 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.9 BENEFITS OF INDENTURE; THIRD-PARTY BENEFICIARIES.

         (a) Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, each Note Purchaser (each of which shall be a third-party beneficiary of this Indenture) and its successors and assigns, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         (b) Each of the Bear Indenture Trustee, each Class B note purchaser and each Class B noteholder under the Bear Basic Documents shall be deemed to be a third-party beneficiary with respect to this Indenture to the same extent as if it was a party hereto, subject to the terms and provisions of the Intercreditor Agreements.

         SECTION 11.10 SEVERABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes, this Indenture or any other Basic Document) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.12 Governing Law. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any signature page to this Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

         SECTION 11.14 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders, the Note Purchasers or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         SECTION 11.15 ISSUER OBLIGATION. The obligations of the Issuer under this Indenture and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes, under this Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer.

         SECTION 11.16 NO PETITION. The Trustee, by entering into this Indenture, hereby covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.17 INSPECTION. The Issuer agrees that, on reasonable prior notice, it will permit any representative of any Note Purchaser, any Noteholder or the Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Each of the Trustee, each Note Purchaser and each Noteholder shall and shall cause their respective representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

         SECTION 11.18 MARKET VALUE. In connection with the Class A Note Purchaser's provision of the Market Value to the Servicer pursuant to Section 3.05(a) of the Class A Note Purchase Agreement, and the Servicer's provision of such Market Value to the Class B Note Purchasers pursuant to Section 3.05(a) of the Class B Note Purchase Agreement, the Issuer expressly acknowledges and agrees that the Class A Note Purchaser is agreeing to permit the Servicer to furnish the Market Value to the Class B Note Purchaser solely as an accommodation in connection with the transactions contemplated by this Indenture and the other Basic Documents. The Class A Note Purchaser makes no representation or warranty (whether express or implied, oral or written) as to the accuracy or completeness, or fitness for a particular use, of the Market Value, and assumes no responsibility whatsoever to the Servicer, the Seller, the Purchaser, the Issuer, the Trustee, the Class A Noteholders, the Class B Note Purchasers or the Class B Noteholders in connection with its calculation of Market Value or any use of such Market Value by the Issuer, the Trustee, any Class A Noteholder, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person and, consequently, none of the Issuer, the Trustee, the Class A Noteholders, the Class B Note Purchasers or the Class B Noteholders is relying upon the Class A Note Purchaser for the Market Value in such regard. In consideration of the Class A Note Purchaser's providing the Market Value to the Servicer and permitting the provision of such Market Value to the Class B Note Purchasers from time to time, for which the Class A Note Purchaser is not receiving any compensation, each of the Issuer, the Trustee, each Class B Note Purchaser and each Class B Noteholder hereby unconditionally and irrevocably releases and discharges the Class A Note Purchaser and its respective affiliates, directors, officers, agents, employees and representatives from, and the Issuer hereby agrees to indemnify, hold harmless and reimburse the Class A Note Purchaser and any such other Person or Persons with respect to, any and all actions, liabilities, losses, damages or claims of any kind or nature whatsoever (including, without limitation, reasonable attorney's fees and expenses and expenses of litigation), as incurred, that may be imposed on or incurred by or asserted against the Class A Note Purchaser or any such other Person or Persons in any way relating to or arising out of (i) the Class A Note Purchaser's calculation of Market Value,
(ii) the Class A Note Purchaser's provision of such Market Value to the Servicer, (iii) the Servicer's provision of such Market Value to the Class B Note Purchaser, (iv) the use of such Market Value by any of the Servicer, the Seller, the Purchaser, the Issuer, the Trustee, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person in connection with the transactions contemplated by this Indenture and the other Basic Documents or otherwise, or (v) with respect to a any Pledged Subordinate Securities issued in connection with a Securitization Transaction, the lead placement agent's calculation of the market value thereof for purposes of the definition of Class B Borrowing Base. Indemnification under this Section 11.18 shall survive the termination of this Indenture and the other Basic Documents. These indemnity obligations shall be in addition to any obligations that the Issuer may otherwise have under applicable law, hereunder or under any other Basic Document.

         SECTION 11.19 INTERCREDITOR AGREEMENT TO CONTROL. The rights, obligations and remedies of the parties to this Indenture, the Noteholders and the Note Purchasers hereunder, under the Notes and under the other Basic Documents are subject in all respects to the terms and provisions of the Intercreditor Agreement; provided, however that to the extent such rights, obligations and remedies relate to the Bear Cross Collateral, such rights, obligations and remedies are subject in all respects to the terms and provisions of the Bear Intercreditor Agreement. In the event of any conflict between the terms of this Indenture, the Notes or any other Basic Document, on the one hand, and the Intercreditor Agreement or the Bear Intercreditor Agreement, as applicable, on the other hand, the Intercreditor Agreement or the Bear Intercreditor Agreement, as applicable, shall control.

         SECTION 11.20 CONTROLLING NOTE PURCHASER; MAJORITY NOTEHOLDERS OF HIGHEST PRIORITY CLASS. Notwithstanding anything contained in this Indenture, the Notes or any other Basic Document to the contrary, in taking or refraining from taking any action with respect to this Indenture, the Notes or any other Basic Document, (i) the Class A Note Purchaser, when acting as Controlling Note Purchaser, will be acting solely for its own benefit, and (ii) any Class A Noteholder, when acting as one of the Majority Noteholders of the Highest Priority Class, shall be acting solely for its own benefit, and in each case not as agent, fiduciary or in any other capacity on behalf of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The interests of the Class A Note Purchaser and the Class A Noteholders may be adverse to the interests of the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them), and the Class A Note Purchaser and the Class A Noteholders are not obligated to consider the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person in taking or refraining from taking any action under this Indenture, the Class A Notes or any other Basic Document (including without limitation making any determination of Market Value, making any determination of market value of Pledged Subordinate Securities, determining whether or not to extend the Servicer's term, declaring an Event of Default, declaring a Class A Funding Termination Event, declaring a Servicer Termination Event, agreeing to any amendments to or waivers under any Basic Document, accelerating the Class A Notes or exercising any other rights or remedies under any Basic Document). Accordingly, any action taken or omitted by the Class A Note Purchaser or any Class A Noteholder under this Indenture, the Class A Notes or any other Basic Document may not be in the interests of, and may be directly adverse to the interests of, the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them). In addition, except as otherwise expressly provided in this Indenture, the Class A Notes or the other Basic Documents, the Class A Note Purchaser or any Class A Noteholder may waive or modify the terms of this Indenture, the Class A Notes or any other Basic Document from time to time without the consent of any Class B Note Purchaser or any Class B Noteholder, and shall, if an Event of Default, a Class A Funding Termination Event or a Servicer Termination Event shall occur, have the sole and absolute discretion to exercise rights and remedies under the Basic Documents with respect to the Collateral (but excluding any Pledged Subordinate Securities and any Class B Available Funds), including without limitation to terminate the Servicer and/or to cause an acceleration of the Class A Notes and the liquidation of the Collateral, in each case without regard to the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders hereby waive any and all conflicts of interest (if any) that may arise in respect of the exercise of any such rights or remedies by the Class A Note Purchaser or any Class A Noteholder.

         SECTION 11.21 ENTIRE AGREEMENT. This Agreement, together with the other Basic Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

         SECTION11.22 NO NOVATION. It is expressly understood and agreed by the parties hereto that the amendment and restatement of this Indenture is in no way intended to and shall not be deemed to constitute a novation or repayment of the outstanding Class A Advances and the other obligations and liabilities existing under the Original Basic Documents and the security interest of the Trustee in the Collateral for the benefit of the Noteholders and the Note Purchasers shall remain in full force and effect after giving effect to the amendment and restatement of this Indenture and such security interest is hereby reaffirmed by the Issuer.

         SECTION 11.23 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES UNDER ORIGINAL INDENTURE. The representations, warranties and indemnity obligations of the Issuer made in the Original Indenture and each other Original Basic Document prior to the Class B Closing Date shall survive the Class B Closing Date and the execution and delivery of this Agreement, and each such representation and warranty so made is true and correct as of the date originally made and as of the date hereof.

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                 PAGE FUNDING LLC, as Issuer

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________




                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                 Trustee

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                                                     EXHIBIT A-1

                         VARIABLE FUNDING NOTE, CLASS A

REGISTERED                                 Maximum Invested Amount: $200,000,000


No. A-1                                               Percentage Interest:____ %

                       SEE REVERSE FOR CERTAIN CONDITIONS


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) A "QUALIFIED PURCHASER" (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE INSTITUTIONAL ACCREDITED INVESTORS) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) TO A QUALIFIED PURCHASER (AS DEFINED UNDER
SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN FOUR (4) CLASS A NOTEHOLDERS REFLECTED ON THE NOTE REGISTER.

                                     A-1-1

THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF AN INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 14, 2007 BY AND AMONG THE CLASS A NOTE PURCHASER, THE CLASS A NOTEHOLDER, THE CLASS B NOTE PURCHASERS, THE CLASS B NOTEHOLDERS, THE ISSUER, THE PURCHASER, THE SELLER, THE SERVICER AND THE TRUSTEE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

                                PAGE FUNDING LLC
                         VARIABLE FUNDING NOTE, CLASS A

PAGE FUNDING LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to [________________] (the "NOTEHOLDER"), or its registered assigns, such Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Note) of the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000.00) or, if less, such Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Class A Note) of the aggregate unpaid principal amount outstanding under all of the Class A Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee)), which amount shall be payable in the amounts and at the times set forth in
Section 2.8(b) of the Indenture. The Issuer will pay interest on the Noteholder's pro rata portion of Class A Advances under all of the Class A Notes at the Class A Note Interest Rate. Such interest on Class A Advances shall be due and payable on each Settlement Date until the principal of this Class A Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to the pro rata portion of the Class A Noteholders' Monthly Interest Distributable Amount for the related Interest Period, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Class A Noteholders' Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Class A Noteholders' Interest Carryover Shortfall at the Class A Note Interest Rate from the first Business Day of the related Interest Period. Prior to the Class A Scheduled Maturity Date and unless an Event of Default or a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred, the Issuer shall only be required to make interest payments on the Class A Invested Amount of the Class A Notes to the holder hereof; provided that the Issuer may, at its option, prepay the Class A Invested Amount of the Class A Notes, in whole or in part, at any time pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default or a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may declare the Class A Invested Amount of the Class A Notes to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Class A Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class A Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

This Class A Note amends and restates the Second Amended and Restated Variable Funding Note dated as of August 31, 2005 (the "ORIGINAL CLASS A NOTE"), and is not a novation of the Original Class A Note. All terms of this Class A Note that are governed by the Indenture are as set forth herein.

Reference is made to the further provisions of this Class A Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                     A-1-2

                            [Signature page follows.]








                                     A-1-3

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [_______], 2007            PAGE FUNDING LLC

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________








                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Note issued under the within-mentioned Indenture.

                                 WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee


                               By:______________________________________________
                                    Authorized Signature






                                     A-1-4

                           REVERSE OF THE CLASS A NOTE


This Class A Note is the duly authorized Class A Note of the Issuer, designated as its Variable Funding Note, Class A (herein called the "CLASS A NOTE"), issued under (i) the Second Amended and Restated Indenture, dated as of February 14, 2007 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), by and between the Issuer and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto, together with the other Basic Documents, reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Note Purchasers and the Noteholders. This Class A Note is subject to all terms and conditions of the Indenture and the other Basic Documents. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"SETTLEMENT DATE" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on August 16, 2004.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the Class A Facility Termination Date. Notwithstanding the foregoing, if an Event of Default or a Class A Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred and be continuing then, in certain circumstances, principal on this Class A Note may be paid earlier, as described in the Indenture.

Payments of interest on this Class A Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Class A Note, shall be paid to the Person in whose name this Class A Note is registered on the Record Date, either (i) by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Class A Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Class A Note in the aggregate evidence a Percentage Interest of not less than 1% or (B) such Class A Noteholder is the Seller, or an Affiliate thereof, or if not, (ii) by check mailed to such Class A Noteholder at the address of such Class A Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Class A Note on a Settlement Date or on the Class A Facility Termination Date, which shall be payable as provided below. Any reduction in the principal amount of this Class A Note (or any predecessor Class A Note) effected by any payments made on any date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Class A Note will be paid to the Holder of this Class A Note only upon presentation and surrender of this Class A Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Class A
Note Interest Rate (calculated for this purpose using the Class A Default Applicable Margin) to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 9.6 of the Indenture not involving a transfer.

                                     A-1-5

The obligations of the Issuer under the Indenture, this Class A Note and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, each Class A Noteholder, by its acceptance of a Class A Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Class A Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except in each case as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer.

Each Class A Noteholder, by its acceptance of a Class A Note, covenants and agrees that by accepting the benefits of the Indenture that such Class A Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Class A Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Class A Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Class A Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

It is the intent of the Issuer and the Class A Noteholders that, for Federal, State and local income and franchise tax purposes, this Class A Note will evidence indebtedness of the Issuer secured by the Collateral. Each Class A Noteholder, by its acceptance of a Class A Note, agrees to treat the Class A Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Note Purchasers and the Noteholders under the Indenture at any time by the Issuer with the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class. The Indenture also contains provisions permitting the Controlling Note Purchaser and/or the Majority Noteholders of the Highest Priority Class to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class (or the Holders of any predecessor Note) shall be conclusive and binding upon the Note Purchasers, the current Noteholders and all future Noteholders and of a Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon such Class A Note.

Any waiver, consent or approval given by the Controlling Note Purchaser under the Indenture or any other Basic Document shall be binding upon each Class A Noteholder, each Class B Note Purchaser, each Class B Noteholder and their respective successors and permitted assigns. In addition, any waiver, consent or approval given by the Majority Noteholders of a class of Notes under this Indenture or any other Basic Document shall be binding upon each Holder of the related class of Notes and their respective successors and permitted assigns.

In connection with the Class A Note Purchaser's provision of the Market Value to the Servicer under the Class A Note Purchase Agreement and the Servicer's provision of such Market Value to the Class B Note Purchaser pursuant to the Class B Note Purchase Agreement, each Class A Noteholder, by its acceptance of a Class A Note, expressly acknowledges and agrees that the Class A Note Purchaser is agreeing to permit the Servicer to furnish the Market Value to the Class B Note Purchaser solely as an accommodation in connection with the transactions contemplated by this Note and the other Basic Documents. The Class A Note


                                     A-1-6

Purchaser makes no representation or warranty (whether express or implied, oral or written) as to the accuracy or completeness, or fitness for a particular use, of the Market Value, and assumes no responsibility whatsoever to any Class A Noteholder in connection with its calculation of Market Value or any use of such Market Value by the Servicer, the Seller, the Issuer, the Purchaser, any Class A Noteholder, any of their respective affiliates or any other Person and, consequently, none of the Servicer, the Seller, the Purchaser, the Issuer or the Class A Noteholders is relying upon the Class A Note Purchaser for the Market Value in such regard.

The rights, obligations and remedies of the Class A Noteholders pursuant to the Class A Notes and under the other Basic Documents are subject in all respects to the terms and provisions of the Intercreditor Agreement. In the event of any conflict between the terms of this Class A Note or any other Basic Document and the Intercreditor Agreement, the Intercreditor Agreement shall control.

The term "ISSUER" as used in this Class A Note includes any successor to the Issuer under the Indenture.

This Class A Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class A Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                                     A-1-7


                                            INCREASES AND DECREASES


==================================================================================================================
                Unpaid                                                  Note
               Principal                                              Interest   Interest Period   Notation Made
    Date        Amount        Increase      Decrease       Total        Rate     (if applicable)        By
==================================================================================================================

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================

                                                    A-1-8

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto____________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________________                     _________________________ *
                                                     Signature Guaranteed:




__________________
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-9

                                                                     EXHIBIT A-2

                         VARIABLE FUNDING NOTE, CLASS B

REGISTERED                               Maximum Invested Amount: $25,000,000(1)


No. A-1                                                Percentage Interest:___ %

                       SEE REVERSE FOR CERTAIN CONDITIONS


THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER (AS CERTIFIED BY THE ISSUER) OR (2) A "QUALIFIED PURCHASER" (AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE INSTITUTIONAL ACCREDITED INVESTORS) (3) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A TO A PERSON THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT SUCH PERSON IS A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) THAT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ARE ALSO QUALIFIED PURCHASERS THAT ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (4) TO A QUALIFIED PURCHASER (AS DEFINED UNDER
SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION: PROVIDED, THAT, IN THE CASE OF CLAUSE (4), THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.



_____________________
(1) Less the outstanding amount of any Bear Secured Obligations.

                                     A-2-1

THE NOTE REGISTRAR SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF THIS NOTE TO THE EXTENT THAT UPON SUCH TRANSFER OR EXCHANGE THERE WOULD BE MORE THAN NINETY
(90) CLASS B NOTEHOLDERS REFLECTED ON THE NOTE REGISTER.

THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE ISSUER'S CLASS A NOTES ISSUED PURSUANT TO THE INDENTURE REFERENCED HEREIN AND TO ALL OTHER AMOUNTS DUE AND OWING TO THE CLASS A NOTEHOLDERS AND THE CLASS A NOTE PURCHASER IN ACCORDANCE WITH THE TERMS OF THE BASIC DOCUMENTS AND IS SUBJECT TO THE TERMS AND PROVISIONS OF AN INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 14, 2007 BY AND AMONG THE CLASS A NOTE PURCHASER, THE CLASS A NOTEHOLDER, THE CLASS B NOTE PURCHASERS, THE CLASS B NOTEHOLDERS, THE ISSUER, THE PURCHASER, THE SELLER, THE SERVICER AND THE TRUSTEE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

                                PAGE FUNDING LLC
                         VARIABLE FUNDING NOTE, CLASS B

PAGE FUNDING LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to [________________] (the "NOTEHOLDER"), or its registered assigns, such Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Note) of the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00), less the outstanding amount of any Bear Secured Obligations, or, if less, such Noteholder's pro rata portion (based on the Percentage Interest reflected on the face of this Class B Note) of the aggregate unpaid principal amount outstanding under all of the Class B Notes (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee)), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture. Subject to the prior payment of all amounts then due and owing on the Class A Notes and all other amounts due and owing to the Class A Note Purchaser under the Basic Documents, the Issuer will pay interest on the Noteholder's pro rata portion of Class B Advances under all of the Class B Notes at the Class B Note Interest Rate. Such interest on Class B Advances shall be due and payable on each Settlement Date until the principal of this Class B Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to a pro rata portion of the Class B Noteholders' Monthly Interest Distributable Amount for the related Interest Period, plus (b) an amount equal to a pro rata portion of any accrued and unpaid Class B Noteholders' Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Class B Noteholders' Interest Carryover Shortfall at the Class B
Note Interest Rate from the first Business Day of the related Interest Period. Prior to the Class B Facility Termination Date and unless an Event of Default shall have occurred, the Issuer shall only be required to make interest payments on the Class B Invested Amount of the Class B Notes to the holder hereof; provided that the Issuer may, at its option and subject to the prior payment of all amounts then due and owing on the Class A Notes and all other amounts due and owing to the Class A Note Purchaser under the Basic Documents, prepay the Class B Invested Amount of the Class B Notes, in whole or in part, at any time pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default, the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class may declare the Class B Invested Amount of the Class B Notes to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class B Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Class B Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

                                     A-2-2

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.





                            [Signature page follows.]



                                     A-2-3

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: [_______], 2007            PAGE FUNDING LLC

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________








                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Note issued under the within-mentioned Indenture.

                                WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee


                                By: ____________________________________________
                                     Authorized Signature


                                     A-2-4

                           REVERSE OF THE CLASS B NOTE


This Class B Note is the duly authorized Class B Note of the Issuer, designated as its Variable Funding Note, Class B (herein called the "CLASS B NOTE"), issued under (i) the Second Amended and Restated Indenture, dated as of February 14, 2007 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), by and between the Issuer and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto, together with the other Basic Documents, reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee, the Note Purchasers and the Noteholders. This Class B Note is subject to all terms and conditions of the Indenture and the other Basic Documents. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

"SETTLEMENT DATE" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on February 15, 2007.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the Class B Facility Termination Date. Notwithstanding the foregoing, if an Event of Default or shall have occurred and be continuing then, in certain circumstances, principal on this Class B Note may be paid earlier, as described in the Indenture.

Payments of interest on this Class B Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Class B Note, shall be paid to the Person in whose name this Class B Note is registered on the Record Date, either (i) by wire transfer in immediately available funds to such Person's account as it appears on the Note Register on such Record Date if (A) such Class B Noteholder has provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Settlement Date and such Holder's Class B Note in the aggregate evidence a Percentage Interest of not less than 1% or (B) such Class B Noteholder is the Seller, or an Affiliate thereof, or if not, (ii) by check mailed to such Class B Noteholder at the address of such Class B Noteholder appearing on the Note Register, except for the final installment of principal payable with respect to such Class B Note on a Settlement Date or on the Class B Facility Termination Date, which shall be payable as provided below. Any reduction in the principal amount of this Class B Note (or any predecessor Class B Note) effected by any payments made on any date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Class B Note will be paid to the Holder of this Class B Note only upon presentation and surrender of this Class B Note at the Corporate Trust Office for cancellation by the Trustee.

The Issuer shall pay interest on overdue installments of interest at the Class B
Note Interest Rate (calculated for this purpose using the Class B Default Applicable Margin) to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer substantially in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Notes of authorized Percentage Interest and in the same aggregate Percentage Interest will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 9.6 of the Indenture not involving a transfer.

                                     A-2-5

No transfer or assignment of a Secured Obligation shall be made that would cause there to be more than 90 owners and assignees of the Class B Notes at any time. For purposes of determining the number of owners and assignees of the Class B Notes, a Person (beneficial owner) owning an interest in a partnership (including any entity treated as a partnership for federal income tax purposes), grantor trust or S corporation (flow through entity), that owns, directly or through other flow-through entities, an interest in the Class B Notes, is treated as an owner or an assignee of the Class B Notes if (i) substantially all of the value of the beneficial owner's interest in the flow through entity is attributable to the flow-through entity's interest (direct or indirect) in the Class B Notes, and (ii) the principal purpose of the use of the tiered arrangement is to permit the satisfaction of the 90 owner and assignee of Class B Notes limitation.

The obligations of the Issuer under the Indenture, this Class B Note and the other Basic Documents shall be full recourse obligations of the Issuer. Notwithstanding the foregoing, each Class B Noteholder, by its acceptance of a Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Class B Notes, under the Indenture, any other Basic Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except in each case as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. Nothing contained in this Section shall limit or be deemed to limit any obligations of the Issuer, the Purchaser, the Seller or the Servicer hereunder or under any other Basic Document, as applicable, which obligations are full recourse obligations of the Issuer, the Purchaser, the Seller and the Servicer.

Each Class B Noteholder, by its acceptance of a Class B Note, covenants and agrees that by accepting the benefits of the Indenture that such Class B Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

Prior to the due presentment for registration of transfer of this Class B Note, the Trustee and any agent of the Trustee may treat the Person in whose name the Class B Note (as of the applicable Record Date) is registered as the owner hereof for all purposes, whether or not the Class B Note be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

It is the intent of the Issuer and the Class B Noteholders that, for Federal, State and local income and franchise tax purposes, this Class B Note will evidence indebtedness of the Issuer secured by the Collateral. Each Class B Noteholder, by its acceptance of a Class B Note, agrees to treat the Class B Note for Federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Note Purchasers and the Noteholders under the Indenture at any time by the Issuer with the consent of the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class. The Indenture also contains provisions permitting the Controlling Note Purchaser and/or the Majority Noteholders of the Highest Priority Class to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Controlling Note Purchaser and the Majority Noteholders of the Highest Priority Class (or the Holders of any predecessor Note) shall be conclusive and binding upon the Note Purchasers, the current Noteholders and all future Noteholders and of a Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon such Class B Note.

Any waiver, consent or approval given by the Controlling Note Purchaser under the Indenture or any other Basic Document shall be binding upon each Class A Noteholder, each Class B Note Purchaser, each Class B Noteholder and their respective successors and permitted assigns. In addition, any waiver, consent or approval given by the Majority Noteholders of a class of Notes under this Indenture or any other Basic Document shall be binding upon each Holder of the related class of Notes and their respective successors and permitted assigns.

                                     A-2-6

In connection with the Class A Note Purchaser's provision of the Market Value to the Servicer under the Class A Note Purchase Agreement and the Servicer's provision of such Market Value to the Class B Note Purchaser pursuant to the Class B Note Purchase Agreement, each Class B Noteholder, by its acceptance of a Class B Note, expressly acknowledges and agrees that the Class A Note Purchaser is agreeing to permit the Servicer to furnish the Market Value to the Class B Note Purchaser solely as an accommodation in connection with the transactions contemplated by this Note and the other Basic Documents. The Class A Note Purchaser makes no representation or warranty (whether express or implied, oral or written) as to the accuracy or completeness, or fitness for a particular use, of the Market Value, and assumes no responsibility whatsoever to any Class B Noteholder in connection with its calculation of Market Value or any use of such Market Value by the Servicer, the Seller, the Issuer, the Purchaser, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person and, consequently, none of the Servicer, the Seller, the Purchaser, the Issuer, the Class B Note Purchasers or the Class B Noteholders is relying upon the Class A Note Purchaser for the Market Value in such regard. In consideration of the Class A Note Purchaser's providing the Market Value to the Servicer and permitting the provision of such Market Value to the Class B Note Purchasers, for which the Class A Note Purchaser is not receiving any compensation, each Class B Noteholder, by its acceptance of a Class B Note, unconditionally and irrevocably releases and discharges the Class A Note Purchaser and its respective affiliates, directors, officers, agents, employees and representatives from, and agrees to indemnify, hold harmless and reimburse the Class A Note Purchaser and any such other Person or Persons with respect to, any and all actions, liabilities, losses, damages or claims of any kind or nature whatsoever (including, without limitation, reasonable attorney's fees and expenses), as incurred, that may be imposed on or incurred by or asserted against the Class A Note Purchaser or any such other Person or Persons in any way relating to or arising out of (i) the Class A Note Purchaser's calculation of Market Value, (ii) the Class A Note Purchaser's provision of such Market Value to the Servicer, (iii) the Servicer's provision of such Market Value to the Class B Note Purchaser, or (iv) the use of such Market Value by any of the Servicer, the Seller, the Purchaser, the Issuer, any Class B Note Purchaser, any Class B Noteholder, any of their respective affiliates or any other Person in connection with the transactions contemplated by this Note and the other Basic documents or otherwise.

The rights, obligations and remedies of the Class B Noteholders pursuant to the Class B Notes and under the other Basic Documents are subject in all respects to the terms and provisions of the Intercreditor Agreement (and any such rights, obligations and remedies relating to the Bear Cross Collateral are subject in all respects to the Bear Intercreditor Agreement). In the event of any conflict between the terms of this Class B Note or any other Basic Document and the Intercreditor Agreement, the Intercreditor Agreement (or, in the case of any such terms relating to the Bear Cross Collateral, the Bear Intercreditor Agreement) shall control.

Notwithstanding anything contained in this Note or the other Basic Documents to the contrary, in taking or refraining from taking any action with respect to the Class A Notes or any other Basic Document, (i) the Class A Note Purchaser, when acting as Controlling Note Purchaser, will be acting solely for its own benefit, and (ii) any Class A Noteholder, when acting as one of the Majority Noteholders of the Highest Priority Class, shall be acting solely for its own benefit, and in each case not as agent, fiduciary or in any other capacity on behalf of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The interests of the Class A Note Purchaser and the Class A Noteholders may be adverse to the interests of the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them), and the Class A Note Purchaser and the Class A Noteholders are not obligated to consider the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person in taking or refraining from taking any action under the Class A Notes or any other Basic Document (including without limitation making any determination of Market Value, making any determination of market value of Pledged Subordinate Securities, determining whether or not to extend the Servicer's term, declaring an Event of Default, declaring a Class A Funding Termination Event, declaring a Servicer Termination Event, agreeing to any amendments to or waivers under any Basic Document, accelerating the Class A Notes or exercising any other rights or remedies under any Basic Document or applicable law). Accordingly, any action taken or omitted by the Class A Note Purchaser or any Class A Noteholder under the Class A Notes or any other Basic Document may not be in the interests of, and may be directly adverse to the interests of, the Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders (or any of them). In addition, except as otherwise expressly provided in the Basic Documents, the Class A Note Purchaser or any Class A Noteholder may waive or modify the terms of any Basic Document from time to time without the consent of any Class B Note Purchaser or


                                     A-2-7
any Class B Noteholder, and shall, if an Event of Default, a Class A Funding Termination Event or a Servicer Termination Event shall occur, have the sole and absolute discretion to exercise rights and remedies under the Basic Documents with respect to the Collateral (but excluding any Pledged Subordinate Securities and any Class B Available Funds), including without limitation to terminate the Servicer and/or to cause an acceleration of the Class A Notes and the liquidation of the Collateral, in each case without regard to the interests of the Issuer, the Purchaser, the Seller, the Servicer, any Class B Note Purchaser, any Class B Noteholder or any other Person. The Issuer, the Purchaser, the Seller, the Servicer, the Class B Note Purchasers and the Class B Noteholders hereby waive any and all conflicts of interest (if any) that may arise in respect of the exercise of any such rights or remedies by the Class A Note Purchaser or any Class A Noteholder.

The term "ISSUER" as used in this Class B Note includes any successor to the Issuer under the Indenture.

This Class B Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Class B Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

No reference herein to the Indenture and no provision of this Class B Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                                     A-2-8

                                              INCREASES AND DECREASES

==================================================================================================================
    Date        Unpaid        Increase      Decrease       Total        Note     Interest Period   Notation Made
               Principal                                              Interest
                Amount                                                  Rate     (if applicable)        By
==================================================================================================================

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==================================================================================================================

                                                    A-2-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________________________                  __________________________*
                                                        Signature Guaranteed:





_____________________
*/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-2-10